As filed with the Securities and Exchange Commission on October 9, 2003

                                              Securities Act File No. 333-107928
                                       Investment Company Act File No. 811-05397

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM N-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No. 1                 [X]
                          Post-Effective Amendment No.                  [ ]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 12                        [X]

                             ----------------------


                             Royce Focus Trust, Inc.
               (Exact Name of Registrant as Specified In Charter)

                             ----------------------

              1414 Avenue of the Americas, New York, New York 10019
                    (Address of Principal Executive Offices)
                                 (800) 221-4268

              (Registrant's Telephone Number, including Area Code)

                           Charles M. Royce, President
                             Royce Focus Trust, Inc.
                           1414 Avenue of the Americas
                            New York, New York 10019
                     (Name and Address of Agent for Service)

                             ----------------------

                                                    Copies to:

          Frank P. Bruno, Esq.                    John E. Denneen, Esq.                 Cynthia G. Cobden, Esq.
     Sidley Austin Brown & Wood LLP              Royce Focus Trust, Inc.             Simpson Thacher & Bartlett LLP
           787 Seventh Avenue                  1414 Avenue of the Americas                425 Lexington Avenue
        New York, New York 10019                New York, New York 10019                New York, New York 10017

                             ----------------------
                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

                             ----------------------
If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

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

                                  CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
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                                                                                                 Proposed
                                                                                Proposed          Maximum            Amount
                                                               Amount            Maximum         Aggregate             of
                                                               Being         Offering Price       Offering        Registration
           Title of Securities Being Registered            Registered (1)     Per Unit (1)        Price(1)            Fee(2)
----------------------------------------------------- ------------------- ---------------- -------------------- -------------------
__% Cumulative Preferred Stock ($.001 par value)....    1,000,000 shares         $25.00          $25,000,000           $2,023

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(1) Estimated solely for the purpose of calculating the registration fee.


(2) $81 was previously paid in connection with the Registrant's initial registration statement filed with the Securities and Exchange Commission (the "Commission") on August 13, 2003. $1,942 was transmitted to the Commission's designated lockbox at Mellon Bank in Pittsburgh, PA. in connection with this filing.

                              -------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE
       OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES
     THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN
       ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL
        THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS
         THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
                          SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdictions where the offer or sale is not permitted.


                  SUBJECT TO COMPLETION, DATED OCTOBER 9, 2003

PROSPECTUS

                                1,000,000 SHARES

                             ROYCE FOCUS TRUST, INC.

                          % CUMULATIVE PREFERRED STOCK


                     LIQUIDATION PREFERENCE $25.00 PER SHARE

                                -----------------


         The % Cumulative Preferred Stock initial liquidation preference $25.00 per share (the "Cumulative Preferred Stock") is being offered by Royce Focus Trust, Inc. (the "Fund"). The Fund is a closed-end diversified management investment company. The Fund's investment goal is long-term capital growth. The Fund normally invests at least 75% of its assets in equity securities. The Fund's address is 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 355-7311. Royce & Associates, LLC ("Royce") is the Fund's investment adviser.

         Dividends on the Cumulative Preferred Stock offered hereby, at the annual rate of % of the initial liquidation preference of $25.00 per share, are cumulative from the Date of Original Issue thereof and are payable quarterly on March 23, June 23, September 23 and December 23, commencing on December 23, 2003.


                                                   (Continued on following page)

                                -----------------


         INVESTING IN THE CUMULATIVE PREFERRED STOCK INVOLVES RISKS. SEE "PROSPECTUS SUMMARY -- SPECIAL CONSIDERATIONS AND RISK FACTORS" BEGINNING ON PAGE 9 AND "INVESTMENT GOAL, POLICIES AND RISKS" BEGINNING ON PAGE 22.


                                -----------------

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                -----------------


                                                      Per Share         Total
                                                      ---------         -----

     Public Offering Price (1)                          $25.00       $25,000,000
     Underwriting Discount (2)                          $            $
     Proceeds to the Fund (before expenses)(3)          $            $
     -------------------
      (1) Plus accumulated dividends, if any, from October , 2003.

      (2) The Fund and Royce have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

      (3) Offering expenses payable by the Fund are estimated at $196,525.

                                                 -----------------


         The shares of Cumulative Preferred Stock offered hereby are offered by the Underwriters listed in this Prospectus, subject to receipt and acceptance by them and subject to their right to reject any order in whole or in part. It is expected that delivery of the Cumulative Preferred Stock will be made in book-entry form only through the facilities of The Depository Trust Company ("DTC") in New York, New York on or about October , 2003, which is the business day following the date of this Prospectus, against payment therefore in immediately available funds.

                                -----------------

                           Joint Book-Running Managers

CITIGROUP                                                    UBS INVESTMENT BANK

                                -----------------

                             LEGG MASON WOOD WALKER

                                  Incorporated


October     , 2003

(Continued from cover page)


         Application will be made to list the Cumulative Preferred Stock on the New York Stock Exchange (the "NYSE"). If approved, trading of the Cumulative Preferred Stock on the NYSE is expected to commence within 30 days of the date of this Prospectus. Prior to this offering, there has been no public market for the Cumulative Preferred Stock. See "Underwriting".

         Distributions paid on the Cumulative Preferred Stock will consist of:
(i) long-term capital gains, (ii) qualified dividend income, (iii) other ordinary income and/or (iv) returns of capital. The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") reduced the individual Federal income tax rate on long-term capital gains and qualified dividend income to a maximum of 15%. Under the 2003 Tax Act, the maximum individual Federal income tax rate on other ordinary income is 35%. These tax rates are scheduled to apply through 2008. Assuming the 2003 Tax Act had been in effect during the past one, three and five years ended December 31, 2002, approximately 94%, 78% and 75% of the distributions paid by the Fund would have consisted of less highly taxed long-term capital gains and qualified dividend income. It is currently expected that dividends paid on the Cumulative Preferred Stock will consist primarily of such long-term capital gains and qualified dividend income, which are taxed at lower rates for individuals than other ordinary income. See "Tax Attributes of Preferred Stock Dividends" and "Taxation". No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will consist of long-term capital gains and qualified dividend income.


         It is a condition to the issuance of the Cumulative Preferred Stock that it be rated Aaa by Moody's Investors Service, Inc. ("Moody's"). In connection with the receipt of such rating, the Fund will be required to maintain a discounted asset coverage with respect to the Cumulative Preferred Stock reflecting guidelines established by Moody's. See "Rating Agency Guidelines".


         The Cumulative Preferred Stock is subject to mandatory redemption, in whole or in part, by the Fund for cash at a price equal to $25.00 per share plus accumulated but unpaid dividends (whether or not earned or declared) through the date of redemption (the "Redemption Price") if the Fund fails to maintain a quarterly asset coverage of at least 200% or fails to maintain the discounted asset coverage required by Moody's. Commencing October , 2008 and thereafter, the Fund at its option may redeem the Cumulative Preferred Stock, in whole or in part, for cash at a price equal to the Redemption Price. Prior to October , 2008, the Cumulative Preferred Stock will be redeemable, at the option of the Fund, for cash at a price equal to the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See "Description of Cumulative Preferred Stock -- Redemption".


         If the Fund voluntarily terminates compliance with the Moody's guidelines, the Fund will no longer be required to maintain the discounted asset coverage required by Moody's. However, at the time of such termination, the Cumulative Preferred Stock must have received a rating from at least one nationally recognized statistical rating organization that is at least comparable to the then current rating from Moody's. The Fund will then be required to comply with the guidelines established by such successor rating organization. See "Rating Agency Guidelines" and "Description of Cumulative Preferred Stock -- Termination of Rating Agency Guidelines".

         This Prospectus concisely sets forth certain information an investor should know before investing and should be retained for future reference.


         A Statement of Additional Information dated October   , 2003 has been
filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the Statement of Additional Information appears on page 48 of this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 1414 Avenue of the Americas, New York, New York 10019, or by calling the Fund toll-free at (800) 221-4268.

         IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE CUMULATIVE PREFERRED STOCK, INCLUDING THE ENTRY OF STABILIZING BIDS, SYNDICATE COVERING TRANSACTIONS OR THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING".

         YOU SHOULD RELY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS ONLY.

                             ----------------------


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

PROSPECTUS SUMMARY.............................................................4
FINANCIAL HIGHLIGHTS..........................................................15
TAX ATTRIBUTES OF PREFERRED STOCK DIVIDENDS...................................18
THE FUND......................................................................20
USE OF PROCEEDS...............................................................20
CAPITALIZATION................................................................21
PORTFOLIO COMPOSITION.........................................................22
INVESTMENT GOAL, POLICIES AND RISKS...........................................22
RATINGS AGENCY GUIDELINES.....................................................29
INVESTMENT ADVISORY AND OTHER SERVICES........................................30
DESCRIPTION OF CUMULATIVE PREFERRED STOCK.....................................32
DESCRIPTION OF CAPITAL STOCK..................................................40
TAXATION......................................................................42
CUSTODIAN, DIVIDEND-PAYING AGENT, TRANSFER AGENT AND REGISTRAR................44
UNDERWRITING..................................................................44
LEGAL MATTERS.................................................................46
EXPERTS.......................................................................46
ADDITIONAL INFORMATION........................................................47
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS.............................47
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION......................48
GLOSSARY......................................................................49

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                               PROSPECTUS SUMMARY

         This is only a summary. You should review the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information. Capitalized terms not otherwise defined in this Summary are defined in the Glossary that appears at the end of this Prospectus.

THE FUND............... Royce Focus Trust, Inc. (the "Fund") has been engaged in business as a closed-end diversified management investment company since its initial offering in March 1988. Since November 1, 1996, when Royce & Associates, LLC ("Royce") became its investment adviser, the Fund's investment goal has been long-term capital growth. Royce normally invests at least 75% of the Fund's assets in equity securities. Royce uses a value approach to invest the Fund's assets in a limited number of domestic and foreign companies. While the Fund is not restricted as to stock market capitalization, Royce focuses the Fund's investments primarily in small-cap companies (companies with stock market capitalizations below $2 billion) with significant business activities in the United States. See "Investment Goal, Policies and Risks".


THE OFFERING........... The Fund is offering 1,000,000 shares of     %
                        Cumulative Preferred Stock, par value $.001 per share, initial liquidation preference $25.00 per share (the "Cumulative Preferred Stock"), at a purchase price of $25.00 per share.

USE OF PROCEEDS........ The Fund will use a substantial portion of the net proceeds from the offering of the Cumulative Preferred Stock to redeem the issued and outstanding shares of 7.45% Cumulative Preferred Stock, par value $.001 per share, of the Fund (the "7.45% Preferred"). In order for the Fund to redeem the 7.45% Preferred, the Fund must pay the 7.45% Preferred's aggregate initial liquidation preference of $20,000,000, plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) on the 7.45% Preferred through the redemption date. Royce expects to use any proceeds remaining after the redemption of the 7.45% Preferred to purchase additional portfolio securities in accordance with the Fund's investment goal and policies. See "Use of Proceeds".


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                                       4
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DIVIDENDS.............. Dividends on the Cumulative Preferred Stock, at the
                        annual rate of % of the initial liquidation preference of $25.00 per share, are cumulative from the Date of Original Issue and are payable, when, as and if authorized by the Board of Directors and declared by the Fund, out of funds legally available therefor, quarterly on March 23, June 23, September 23, and December 23, commencing on December 23, 2003, to the holders of record on the preceding March 6, June 6, September 6 and December 6, respectively. See "Description of Cumulative Preferred Stock-- Dividends".


LONG-TERM CAPITAL GAINS
AND QUALIFIED DIVIDEND
INCOME................. The Jobs and Growth Tax Relief Reconciliation Act of
                        2003 (the "2003 Tax Act") reduced the individual Federal income tax rate on long-term capital gains and qualified dividend income to a maximum of 15%. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (such as the Fund) to its stockholders are generally passed through to such stockholders, including preferred stockholders, and taxed at the related rates. See "Tax Attributes of Preferred Stock Dividends" and "Taxation".

                        The 15% income tax rate applicable to capital gains and qualified dividend income is scheduled to expire after December 31, 2008. After this date, absent extension or modification of the relevant legislative provisions, long-term capital gains distributions paid by the Fund generally will be taxable at the previously applicable maximum 20% rate, and distributions attributable to qualified dividend income will be taxed to the stockholder at his or her marginal Federal income tax rate (which generally will be higher than 15%).

TAX ATTRIBUTES OF
PREFERRED STOCK
DIVIDENDS.............. The distributions paid on the Cumulative Preferred Stock will, for Federal income tax purposes, consist of varying proportions of long-term capital gains, qualified dividend income, other ordinary income (including short-term capital gain and interest income and non-qualified dividend income), and/or returns of capital. Ordinary income, other than qualified dividend income but including short-term capital gains, interest income and non-qualified dividend income, is referred to in this
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                                       5
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                        Prospectus as "Other Ordinary Income". The Fund is
                        required to allocate long-term capital gains, qualified dividend income and/or Other Ordinary Income proportionately among holders of shares of its Common Stock and the Cumulative Preferred Stock offered hereby. Assuming the 2003 Tax Act had been in effect during the past one, three and five years ended December 31, 2002, the distributions of taxable income by the Fund would have consisted of approximately 94%, 78% and 75% long-term capital gains and qualified dividend income and approximately 6%, 22% and 25% Other Ordinary Income. Certain investors in the Cumulative Preferred Stock may realize a tax benefit to the extent that Fund distributions are composed of long-term capital gains and qualified dividend income rather than more highly taxed Other Ordinary Income. See "Tax Attributes of Preferred Stock Dividends". No assurance can be given, however, as to what percentage, if any, of the distributions to be paid on the Cumulative Preferred Stock will consist of long-term capital gains and/or qualified dividend income. To the extent that such distributions do not consist of long-term capital gains and qualified dividend income, they will be paid from Other Ordinary Income taxable at higher Federal income tax rates, or will represent a return of capital.


                        Subject to statutory limitations, investors may also be entitled to offset the long-term capital gains portion of a Cumulative Preferred Stock dividend with capital losses incurred by such investors. See "Taxation".


RATING................. It is a condition to its issuance that the Cumulative
                        Preferred Stock be issued with a rating of Aaa from Moody's Investors Service, Inc. ("Moody's"). The Articles Supplementary creating and fixing the rights and preferences of the Cumulative Preferred Stock (the "Articles Supplementary") contain certain provisions which reflect guidelines established by Moody's (the "Rating Agency Guidelines") in order to obtain such rating on the Cumulative Preferred Stock on the Date of Original Issue. Although it is the Fund's present intention to continue to comply with the Rating Agency Guidelines, the Board of Directors of the Fund may determine that it is not in the best interest of the Fund to continue to comply with the Rating Agency Guidelines. If the Fund voluntarily terminates compliance with the

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                                       6
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                        Rating Agency Guidelines, the Fund will no longer be
                        required to maintain the discounted asset coverage required by Moody's. However, at the time of such termination, the Cumulative Preferred Stock must have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") that is at least comparable to the then current rating from Moody's. The Fund will then be required to comply with the guidelines established by such successor NRSRO. See "Description of Cumulative Preferred Stock-- Termination of Rating Agency Guidelines".


ASSET MAINTENANCE...... The Fund will be required to maintain, as of the last
                        Business Day of March, June, September and December of each year, Asset Coverage of at least 200% with respect to the Cumulative Preferred Stock. Assuming the Fund had issued and sold the Cumulative Preferred Stock and redeemed the 7.45% Preferred as of June 30, 2003, the Asset Coverage would have been 371%. See "Description of Cumulative Preferred Stock-- Asset Maintenance-- Asset Coverage".


                        Also, pursuant to the Rating Agency Guidelines, the Fund will be required to maintain, as of each Valuation Date, a Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount. The discount factors and guidelines for determining the Portfolio Calculation have been established by Moody's in connection with the Fund's receipt from Moody's of a rating on the Cumulative Preferred Stock on the Date of Original Issue of Aaa. See "Description of Cumulative Preferred Stock -- Asset Maintenance -- Basic Maintenance Amount" and "Rating Agency Guidelines".

VOTING RIGHTS.......... At all times, holders of shares of Cumulative Preferred
                        Stock and any other Preferred Stock will elect two members of the Fund's Board of Directors, and holders of shares of Cumulative Preferred Stock, any other Preferred Stock and Common Stock, voting as a single class, will elect the remaining directors. However, upon a failure by the Fund to pay dividends on the Cumulative Preferred Stock and/or any other Preferred Stock in an amount equal to two full years' dividends, holders of Cumulative Preferred Stock, voting as a separate class together with the holders of any other Preferred Stock, will have the right to elect the smallest number of

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                                       7
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                        directors that would constitute a majority of the
                        directors until cumulative dividends have been paid or provided for. Holders of Cumulative Preferred Stock and any other Preferred Stock will vote separately as a class on certain other matters, as required under the Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act").

                        Except as otherwise indicated in this Prospectus and as otherwise required by applicable law, holders of Cumulative Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock and any other Preferred Stock as a single class. See "Description of Cumulative Preferred Stock -- Voting Rights".

MANDATORY REDEMPTION... The Cumulative Preferred Stock is subject to mandatory redemption, in whole or in part, by the Fund in the event that the Fund fails to: (i) maintain the quarterly Asset Coverage, or (ii) maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount required by Moody's and does not cure such failure by the applicable cure date. Any such redemption will be made for cash at a price equal to $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared) through the redemption date (the "Redemption Price"). In the event that shares of Cumulative Preferred Stock are redeemed due to a failure to maintain the quarterly Asset Coverage, the Fund may redeem a sufficient number of shares of Cumulative Preferred Stock so that the asset coverage, as defined in the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after such redemption is up to 275%. In the event that shares of Cumulative Preferred Stock are redeemed due to a failure to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount, the Fund may redeem a sufficient number of shares of Cumulative Preferred Stock and any other Preferred Stock so that the Portfolio Calculation exceeds the Basic Maintenance Amount of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock by up to 10%. See "Description of Cumulative Preferred Stock-- Redemption-- Mandatory Redemption".


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                                       8

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OPTIONAL REDEMPTION.... Commencing October  , 2008 and thereafter, the Fund at its option may redeem the Cumulative Preferred Stock, in whole or in part, for cash at a price equal to the Redemption Price. Prior to October , 2008, the Cumulative Preferred Stock will be redeemable at the option of the Fund at the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See "Description of Cumulative Preferred Stock - Redemption
                        - Optional Redemption".

LIQUIDATION PREFERENCE. The liquidation preference of each share of Cumulative
                        Preferred Stock is $25.00 plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared but excluding interest thereon). The initial liquidation preference is $25.00 per share. See "Description of Cumulative Preferred Stock -- Liquidation Rights".

LISTING................ Prior to this offering, there has been no public market for the Cumulative Preferred Stock. Application will be made to list the shares of Cumulative Preferred Stock on the New York Stock Exchange (the "NYSE"). However, during an initial period, which is not expected to exceed 30 days from the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.


SPECIAL CONSIDERATIONS
AND RISK FACTORS....... General. The market price for the Cumulative Preferred
                        Stock will be influenced by changes in interest rates, the perceived credit quality of the Cumulative Preferred Stock and other factors.

                        Liquidity. During an initial period which is not expected to exceed 30 days after the date of issuance, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, the Cumulative Preferred Stock may be

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                                       9

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                        illiquid during such period. No assurance can be
                        provided that listing on any securities exchange or market making by the Underwriters will result in the market for Cumulative Preferred Stock being liquid at any time.


                        Credit Rating. The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn by Moody's or a successor NRSRO, if any, while an investor holds shares of Cumulative Preferred Stock, either as a result of the Fund's termination of compliance with the Rating Agency Guidelines or otherwise. The credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A reduction or withdrawal of the credit rating by Moody's or a successor NRSRO, if any, may have an adverse effect on the liquidity and market value of the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock -- Termination of Rating Agency Guidelines".

                        Market, Selection and Style Risk. As with any investment company that invests in common stocks, the value of the Fund's portfolio may decline. For example, if an issuer of a common stock in which the Fund invests experiences financial difficulties, defaults on its senior securities, has the credit rating on its senior securities reduced or withdrawn, or otherwise is affected by adverse market factors, the Fund's portfolio will be negatively impacted. In particular, the prices of small-cap companies are generally more volatile and their markets are generally less liquid relative to larger-cap companies. Therefore, an investment in the Fund may involve more risk of loss than funds investing in larger-cap companies or other asset classes. See "Investment Goal, Policies and Risks -- Risk Factors - Investing in Small-Cap Companies". In addition, different types of investment styles tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.


                        Declines in the value of the Fund's portfolio may reduce the asset coverage for the Cumulative Preferred Stock or the Fund's income. As indicated above, the Cumulative

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                                       10

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                        Preferred Stock is subject to redemption under specified
                        circumstances. To the extent that the Fund experiences a substantial decline in the value of its net assets, it may be required to redeem Cumulative Preferred Stock to restore compliance with the applicable asset maintenance requirements. See "Description of Cumulative Preferred Stock -- Redemption -- Mandatory Redemption". Sufficiently sharp declines in the value of the Fund's assets could leave the Fund with insufficient assets to redeem all of the Cumulative Preferred Stock for the full redemption price.

                        Investing in a Limited Number of Companies. Because the Fund invests in a limited number of companies, developments affecting an individual issuer are likely to have a greater impact on the Fund's net asset value and the market price of its Common Stock.


                        Foreign Investments. The Fund invests a portion of its assets in securities of foreign issuers. Foreign investments involve certain additional risks, such as political or economic instability of the issuer or of the country of issue, fluctuating exchange rates, less government regulation of foreign securities markets and the possibility of imposition of exchange controls, nationalization or expropriation of assets and more difficulty obtaining information on the foreign companies.


                        Indebtedness and Other Preferred Stock. Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payments of interest and repayment of principal then due on any outstanding indebtedness of the Fund and the contemporaneous payment to holders of any other outstanding Preferred Stock of dividends, upon redemption or in liquidation. Assuming the Fund had issued and sold the Cumulative Preferred Stock and redeemed the 7.45% Preferred as of June 30, 2003, the Fund would have had no outstanding indebtedness and no Preferred Stock ranking on parity with the Cumulative Preferred Stock offered hereby as to dividends and payment upon liquidation. See "Investment Goal, Policies and Risks -- Borrowing Money and Issuing Senior Securities". The Fund may issue additional Preferred Stock under the circumstances set forth under


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        "Description of Cumulative Preferred Stock-- Limitations on Issuance of Additional Preferred Stock".


                        Leverage and Borrowing. The Fund is authorized to borrow money. So long as the Cumulative Preferred Stock is rated by Moody's, however, the Fund cannot borrow for investment leverage purposes. Borrowings create an opportunity for greater capital appreciation with respect to the Fund's investment portfolio, but at the same time such borrowing is speculative in that it will increase the Fund's exposure to capital risk. In additional, borrowed funds are subject to interest costs that my offset or exceed the return earned on the borrowed funds.

                        Restrictions on Dividends and Other Distributions. The Fund has qualified, and intends to remain qualified for Federal income tax purposes, as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. If the Fund does not meet the asset coverage requirements set forth in the 1940 Act or the Articles Supplementary, the Fund will be required to suspend distributions to holders of its Common Stock until such asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends". Such a limitation on distributions could jeopardize the Fund's ability to meet the above-referenced distribution requirements. Although the Fund presently intends, to the extent possible, to purchase or redeem Cumulative Preferred Stock and/or any other Preferred Stock to maintain its qualification as a regulated investment company, no assurance can be given that such actions can be effected in time to meet the above-referenced distribution requirements.

                        Redemption. As set forth above, the Cumulative Preferred Stock is subject to both mandatory and optional redemption under specified circumstances at a redemption price equal to $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared) through the redemption date. Upon redemption, stockholders may not be able to reinvest the proceeds received from the redemption in an investment providing the same or a better rate than that of the Cumulative Preferred Stock.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Certain Corporate Governance Provisions. Certain provisions of the Fund's Charter and Bylaws may have the effect of maintaining the continuity of management and may make it more difficult for the Fund's stockholders to change the majority of the Board of Directors. See "Description of Capital Stock -- Certain Corporate Governance Provisions".


FEDERAL INCOME TAX
CONSIDERATIONS......... As set forth above, the Fund has qualified, and intends to remain qualified for Federal income tax purposes, as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Limitations on distributions if the Fund failed to satisfy the Asset Coverage or Portfolio Calculation requirements could jeopardize the Fund's ability to meet tax-related distribution requirements. The Fund presently intends, however, to the extent possible, to purchase or redeem Cumulative Preferred Stock and/or any other Preferred Stock if necessary in order to maintain compliance with such distribution requirements. See "Taxation" for a more complete discussion of these and other Federal income tax considerations.

INVESTMENT ADVISER..... Royce has served as the investment adviser to the Fund since November 1, 1996. Royce also serves as investment adviser to other registered management investment companies, privately offered funds and institutional accounts. As of September 30, 2003, Royce managed approximately $12.6 billion in assets for the Fund and other client accounts.


                        Charles M. Royce is Royce's President and Chief Investment Officer. Royce's investment staff also includes three other Senior Portfolio Managers: W. Whitney George, Managing Director and Vice President, is the Fund's portfolio manager; Boniface A. Zaino, Managing Director; and Charles R. Dreifus, Principal. Royce's investment staff is assisted by Jack E. Fockler, Jr., Managing Director and Vice President. See "Investment Advisory and Other Services -- Portfolio Management" herein and "Directors and Officers" in the Statement of Additional Information.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        As compensation for its services under the Investment Advisory Agreement, Royce is entitled to receive a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the Fund's average net assets (including assets obtained from the sale of Preferred Stock) for each month during the term of such Agreement.


                        Royce has volunteered to waive the portion of its investment advisory fee attributable to the liquidation preference of the 7.45% Preferred and the Cumulative Preferred Stock (net of the liquidation preference of the 7.45% Preferred) for any month when the Fund's net asset value average annual total return since the initial issuance of the 7.45% Preferred or the Cumulative Preferred Stock fails to exceed the blended dividend rate on those assets. See "Investment Advisory and Other Services -- Advisory Fee"

CUSTODIAN, DIVIDEND-
PAYING AGENT, TRANSFER
AGENT AND REGISTRAR.... State Street Bank and Trust Company, acts as custodian of the cash and other assets of the Fund. Equiserve Trust Company, N.A. acts as transfer agent, dividend-paying agent and registrar for the Fund's shares and as agent to provide notice of redemption and certain voting rights for the Cumulative Preferred Stock. See "Custodian, Dividend-Paying Agent, Transfer Agent and Registrar".








--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the Fund's financial performance for the periods presented and reflects financial results for a single share of the Fund's Common Stock. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund's Common Stock (assuming reinvestment of all dividends and distributions). The information for the six months ended June 30, 2003 has not been audited and is included in the Statement of Additional Information, which is available upon request. The information for each of the five years in the period ended December 31, 2002 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

                                     Six months
                                        ended                             Years ended December 31,
                                    June 30, 2003  --------------------------------------------------------------------------------
                                     (unaudited)     2002    2001    2000    1999     1998   1997    1996+    1995    1994   1993
                                   --------------- -------  ------  ------- -------  ------ ------ --------  ------- ------ -------

NET ASSET VALUE, BEGINNING
OF PERIOD.........................     $6.27         $7.28   $6.77   $5.94   $5.63   $6.04   $5.52    $5.09   $4.70   $5.24  $4.99
                                   --------------- -------  ------  ------- -------  ------ ------ --------  ------- ------ -------
INVESTMENT OPERATIONS:
   Net investment income (loss)...      0.02         (0.01)   0.05    0.12    0.08    0.12    0.08     0.06    0.13    0.19   0.04
   Net realized and unrealized
   gain (loss) on investments and
   foreign currency...............      1.23         (0.74)   0.79    1.26    0.58   (0.35)   1.12     0.35    0.36   (0.62)  0.46
                                   ------------------------------------------------------------------------------------------------
    Total investment operations...      1.25         (0.75)   0.84    1.38    0.66   (0.23)   1.20     0.41    0.49   (0.43)  0.50
                                   ------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
STOCKHOLDERS:
   Net investment income..........       -           (0.03)  (0.04)  (0.03)  (0.01)  (0.16)    -        -       -       -      -
   Net realized gain on
   investments....................       -           (0.13)  (0.13)  (0.14)  (0.17)  (0.02)  (0.01)     -       -       -      -
   Quarterly distributions*.......     (0.08)          -       -       -       -       -       -        -       -       -      -
                                   ------------------------------------------------------------------------------------------------
    Total distributions to
    Preferred Stockholders........     (0.08)        (0.16)  (0.17)  (0.17)  (0.18)  (0.18)  (0.01)     -       -       -      -
                                   ------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM
INVESTMENT OPERATIONS.............      1.17         (0.91)   0.67    1.21    0.48   (0.41)   1.19     0.41    0.49   (0.43)  0.50
                                   ------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
STOCKHOLDERS:
   Net investment income..........       -           (0.02)  (0.03)  (0.06)  (0.01)    -     (0.12)     -     (0.16)  (0.11) (0.03)
   Net realized gain on
     investments and foreign
     currency.....................       -           (0.07)  (0.11)  (0.28)  (0.14)    -     (0.41)     -     (0.01)    -    (0.22)
                                   ------------------------------------------------------------------------------------------------
    Total distributions to
    Common Stockholders`..........       -           (0.09)  (0.14)  (0.34)  (0.15)    -     (0.53)     -     (0.17)  (0.11) (0.25)
                                   ------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
   Effect of reinvestment of
   distributions by Common
   Stockholders...................       -           (0.01)  (0.02)  (0.04)  (0.02)    -     (0.04)     -       -       -      -
   Effect of Preferred Stock
   Offering.......................       -             -       -       -       -       -     (0.10)     -       -       -      -
   Other Sources .................       -             -       -       -       -       -      -        0.02    0.07     -      -
                                   ------------------------------------------------------------------------------------------------
    Total capital stock
    transactions..................       -           (0.01)  (0.02)  (0.04)  (0.02)    -     (0.14)    0.02    0.07     -      -
                                   ================================================================================================
NET ASSET VALUE, END OF PERIOD      $7.44            $6.27   $7.28   $6.77   $5.94   $5.63   $6.04    $5.52   $5.09   $4.70  $5.24
                                   ================================================================================================
MARKET VALUE, END OF PERIOD         $6.77            $5.56   $6.65   $5.69   $4.72   $4.88   $5.06    $4.59   $4.19   $3.56  $4.31
                                   ================================================================================================
TOTAL RETURN(a):
Market Value......................  21.8%***       (15.1)%   19.7%   27.9%  (0.3)%  (3.7)%   21.3%     9.6%   22.3% (17.4)%   9.3%
Net Asset Value...................  18.7%***       (12.5)%   10.0%   20.9%    8.7%  (6.8)%   20.5%      -       -       -      -
RATIOS BASED ON AVERAGE
NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)..............   1.48%**         1.88%   1.47%   1.44%   1.51%   1.62%   0.94%    1.91%   2.14%   2.27%   2.43%
   Management fee expense.........   1.00%**         1.13%   1.11%   1.00%   1.00%   1.14%   0.39%    0.83%   1.00%   1.00%   1.00%
   Other operating expenses.......   0.48%**         0.75%   0.36%   0.44%   0.51%   0.48%   0.55%    1.08%   1.14%   1.27%   1.43%
Net investment income (loss)......   0.57%**       (0.16)%   0.70%   1.93%   1.47%   1.95%   1.35%    1.80%   2.80%   3.81%   0.74%
SUPPLEMENTAL DATA:
Net Assets Applicable to
Common Stockholders; End of
Period (in thousands).............   $68,730       $57,956 $66,654 $60,933 $51,003 $47,457 $50,893  $44,154 $41,385 $41,106 $45,839
Liquidation Value of
Preferred Stock; End of
Period (in thousands).............   $20,000       $20,000 $20,000 $20,000 $20,000 $20,000 $20,000      -       -       -      -
Portfolio Turnover Rate...........       34%           61%     54%     69%     60%     90%     74%     159%     76%    483%   445%
Average Commission Rate
Paid (d)..........................   $0.0463       $0.0482 $0.0517 $0.0597  $0.060 $0.0620 $0.0610  $0.0396
PREFERRED STOCK:
Total shares outstanding..........   800,000       800,000 800,000 800,000 800,000 800,000 800,000      -       -       -      -
Asset coverage per share..........   $110.91        $97.44 $108.32 $101.17  $88.75  $84.32  $88.62      -       -       -      -
Liquidation preference per share..    $25.00        $25.00  $25.00  $25.00  $25.00  $25.00  $25.00      -       -       -      -
Average market value per share(e).    $25.62        $25.64  $25.09  $22.23  $24.00  $25.16  $25.25      -       -       -      -


+ Royce has served as the investment adviser to the Fund since November 1, 1996.
(a) The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase and sale dates instead of market value. For years prior to 1997, the Net Asset Value Total Return is not available.
(b) Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.10%, 1.43%, 1.11%, 1.05%, 1.06%, 1.16%,
       0.90%, 1.91%, 2.14%, 2.27%, and 2.43% for the six months ended June 30,
       2003 and for the years ended December 31, 2002, 2001, 2000, 1999, 1998,
       1997, 1996, 1995, 1994 and 1993, respectively.
(c) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.82%, 2.06%, 1.69%, 1.81%, 1.93%, 1.88%, 1.60% and 2.08% for the
       six months ended June 30, 2003 and for the years ended December 31, 2002, 2001, 2000, 1999, 1998, 1997 and 1996, respectively.
(d) For fiscal years beginning after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.
(e)    The average of month-end market values during the period.


*      To be allocated to net investment income and capital gains at year-end.
**     Annualized.
***    Not annualized.

                   TAX ATTRIBUTES OF PREFERRED STOCK DIVIDENDS

         The Fund intends to distribute to its stockholders substantially all of its long-term capital gains, qualified dividend income, and Other Ordinary Income. The Fund is a regulated investment company ("RIC"), and a RIC's distributions generally retain their character as long-term capital gains, qualified dividend income, or Other Ordinary Income when received by its preferred and common stockholders. Thus, distributions paid by the Fund to holders of the Cumulative Preferred Stock will, for Federal income tax purposes, consist of varying proportions of long-term capital gains, qualified dividend income, described below, Other Ordinary Income, and/or returns of capital.


         The 2003 Tax Act reduced the individual Federal income tax rate on long-term capital gains and qualified dividend income to a maximum of 15%. Qualified dividend income consists of dividends paid by domestic corporations and certain foreign corporations. Under the 2003 Tax Act, the maximum individual Federal income tax rate on Other Ordinary Income is 35%. These tax rates are scheduled to apply through 2008. Assuming the 2003 Tax Act had been in effect during the past one, three and five years ended December 31, 2002, the distributions of taxable income by the Fund would have consisted of approximately 94%, 78% and 75% long-term capital gains and qualified dividend income and approximately 6%, 22% and 25% Other Ordinary Income. No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will consist of long-term capital gains and qualified dividend income, which are taxed at lower rates for individuals than Other Ordinary Income.


         Although the Fund is not managed utilizing a tax-focused investment strategy and does not seek to achieve any particular distribution composition, its primary investment goal is long-term capital growth. Accordingly, certain individual investors in the Cumulative Preferred Stock would, under current Federal income tax law, also realize a tax advantage on their investment to the extent that Fund distributions continue to consist primarily of long-term capital gains and qualified dividend income rather than more highly taxed Other Ordinary Income. The Federal income tax characteristics of the Fund and the taxation of its stockholders are described more fully under "Taxation".

ASSUMPTIONS

         The following table shows examples of the pure Other Ordinary Income equivalent yield that would be generated by the indicated dividend rate on the Cumulative Preferred Stock, assuming distributions consisting of three different proportions of long-term capital gains, qualified dividend income and Other Ordinary Income for an individual investor in the 35% Federal marginal income tax bracket. In reading these tables, prospective investors should understand that a number of factors could affect the actual composition for Federal income tax purposes of the Fund's distributions each year. Such factors include (i) the Fund's investment performance for any particular year, which may result in varying proportions of long-term capital gains, qualified dividend income, Other Ordinary Income and/or return of capital in the year's distribution and (ii) the timing of the realization of gains and losses during the Fund's taxable year.

         THESE TABLES ARE FOR ILLUSTRATIVE PURPOSES ONLY AND CANNOT BE TAKEN AS AN INDICATION OF THE ACTUAL COMPOSITION FOR FEDERAL INCOME TAX PURPOSES OF THE FUND'S FUTURE DISTRIBUTIONS.


  PERCENTAGE OF CUMULATIVE PREFERRED STOCK                          A CUMULATIVE PREFERRED STOCK
        ANNUAL DIVIDEND COMPOSED OF                                   ANNUAL DIVIDEND RATE OF
------------------------------------------------------ ------------------------------------------------------

                                                           5.50%               5.75%                6.00%


LONG-TERM CAPITAL GAINS AND
QUALIFIED DIVIDEND INCOME**   OTHER ORDINARY INCOME      IS EQUIVALENT TO AN OTHER ORDINARY INCOME YIELD OF
---------------------------- ------------------------- ------------------------------------------------------
        90%                           10%                  7.02%               7.34%                7.66%
        75%                           25%                  6.77%               7.08%                7.38%
        50%                           50%                  6.35%               6.63%                6.92%


         Assuming that long-term capital gains and qualified dividend income comprise 90% of a stated Cumulative Preferred Stock dividend and that Other
Ordinary Income comprises the remaining 10% of that Cumulative Preferred Stock dividend, the following table shows the pure Other Ordinary Income equivalent yields that would be generated at the stated dividend rate for taxpayers in the indicated tax brackets.


                                                                           A CUMULATIVE PREFERRED STOCK
                                                                             ANNUAL DIVIDEND RATE OF
                                                             --------------------------------------------------------
                                                                    5.50%             5.75%              6.00%

         2003 FEDERAL MARGINAL INCOME TAX BRACKET*              IS EQUIVALENT TO AN OTHER ORDINARY INCOME YIELD OF
------------------------------------------------------------ --------------------------------------------------------
35.0%...................................................           7.02%              7.34%               7.66%
33.0%...................................................           6.83%              7.14%               7.45%
28.0%...................................................           6.39%              6.68%               6.98%
25.0%**.................................................           6.16%              6.44%               6.72%


--------------

* Annual taxable income levels corresponding to the 2003 Federal marginal tax brackets are as follows: 35.0% -- over $311,950 for both single and joint returns; 33.0% -- $143,501 - $311,950 for single returns, $174,701 - $311,950 for joint returns; 28.0% -- $68,801 - $143,500 for single returns, $114,651 -
$174,700 for joint returns; and 25.0% -- $28,401 - $68,800 for single returns, $56,801 - $114,650 for joint returns. An investor's Federal marginal income tax rates may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income also may be subject to certain state, local and foreign taxes. For investors who pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.

**       Assumes that such individuals are taxed at a 15% rate on long-term capital gains and qualified dividend income received from the Fund.

                                    THE FUND


         The Fund is a closed-end diversified management investment company. It was incorporated under the name "America's All Season Fund, Inc." under the laws of the State of Maryland on October 30, 1987 and registered under the 1940 Act. The Fund commenced operations in March 1988. Assuming the Fund had issued and sold the Cumulative Preferred Stock and redeemed the 7.45% Preferred as of June 30, 2003, the Fund would have had 9,241,025 shares of Common Stock issued and outstanding, with an aggregate net asset value of $67,746,470, and 1,000,000 shares of Cumulative Preferred Stock issued and outstanding, with an aggregate initial liquidation preference of $25,000,000. The Fund's principal office is located at 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 221-4268.


         Since November 1, 1996, when Royce became its investment adviser, the Fund's investment goal has been long-term capital growth. Royce normally invests at least 75% of the Fund's assets in equity securities. An investment in the Fund is not appropriate for all investors. No assurance can be given that the Fund's investment goal will be realized. See "Investment Goal, Policies and Risks".


                                 USE OF PROCEEDS


         The net proceeds from the offering of the Cumulative Preferred Stock are estimated at $24,015,975, after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Fund will use a substantial portion of the net proceeds from the offering of the Cumulative Preferred Stock to redeem the 7.45% Preferred. In order for the Fund to redeem the 7.45% Preferred, the Fund must pay the 7.45% Preferred's aggregate initial liquidation preference of $20,000,000, plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) on the 7.45% Preferred through the redemption date. Royce expects to invest any proceeds remaining after the redemption of the 7.45% Preferred in accordance with the Fund's investment goal and policies within approximately six months from the completion of the offering, depending on market conditions for the types of securities in which the Fund principally invests. Pending any such investment, the proceeds will be held in high quality short-term debt securities and instruments and money market mutual funds. Any delay by Royce in investing such remaining proceeds may hinder the Fund's ability to achieve its investment goal.

                                 CAPITALIZATION

         The following table sets forth the capitalization of the Fund as of June 30, 2003, and as adjusted to give effect to the issuance of the Cumulative Preferred Stock and the redemption of the 7.45% Preferred.

                                                                                     OUTSTANDING       AS ADJUSTED
                                                                                     -----------       -----------



     Preferred stock, $.001 par value per share:
         7.45% Cumulative Preferred Stock, authorized 5,000,000 shares,
              issued and outstanding 800,000 shares......................           $  20,000,000    $    -
                % Cumulative Preferred Stock, as adjusted, authorized
              1,000,000 shares, issued and outstanding 1,000,000 shares..                  -            25,000,000
                                                                                   ---------------- ----------------
                                                                                    $  20,000,000    $  25,000,000
                                                                                   ================ ================
     Common stock, $.001 par value per share:
         Initially authorized 100,000,000 shares, issued and
              outstanding 9,241,025 shares...............................           $      9,241     $       9,241
         Additional paid-in capital......................................             45,713,027        44,729,002(1)
         Undistributed net investment income.............................                165,852           165,852
         Accumulated net realized gain on investments....................              5,356,492         5,356,492
         Net unrealized appreciation on investments......................             18,263,995        18,263,995
         Quarterly and accrued distributions.............................               (778,112)         (778,112)
                                                                                   ---------------- ----------------
         Net assets applicable to outstanding common stock...............           $ 68,730,495    $   67,746,470
                                                                                   ================ ================

-------------
(1) After deducting underwriting discounts and estimated costs of this offering of $984,025.

                              PORTFOLIO COMPOSITION

         The following tables set forth certain information with respect to the Fund's investment portfolio as of June 30, 2003.

                                                           VALUE      PERCENTAGE
                                                           -----      ----------


Common stocks.........................................  $66,458,817      75.3%
Corporate bonds.......................................    2,940,000       3.3%
Government bonds......................................    5,025,385       5.7%
U.S. Treasury obligations.............................    5,344,725       6.1%
Repurchase agreement..................................    8,442,000       9.6%
                                                       ------------- -----------
       Total investments..............................  $88,210,927     100.0%
                                                       ============= ===========

SECTOR WEIGHTINGS IN COMMON STOCK PORTFOLIO
Technology............................................  $12,186,378      13.8%
Natural Resources.....................................   10,806,126      12.3%
Health................................................    9,245,672      10.5%
Financial Intermediaries..............................    8,243,290       9.3%
Industrial Products...................................    8,056,806       9.1%
Industrial Services...................................    6,323,000       7.2%
Consumer Products.....................................    5,492,950       6.2%
Consumer Services.....................................    4,577,676       5.2%
Financial Services....................................    1,526,919       1.7%
                                                       ------------- -----------
       Total common stocks............................ $ 66,458,817      75.3%
                                                       ============= ===========

OTHER INFORMATION REGARDING COMMON STOCK INVESTMENTS
Number of issuers....................................                       50
Median market capitalization.........................             $812 million



                       INVESTMENT GOAL, POLICIES AND RISKS


INVESTMENT GOAL

         The Fund's investment goal and one of its fundamental policies is long-term capital growth. Royce normally invests at least 75% of the Fund's assets in equity securities. Royce uses a value approach to invest the Fund's assets in a limited number of domestic and foreign companies. While the Fund is not restricted as to stock market capitalization, Royce focuses the Fund's investments primarily in small-cap companies (companies with stock market capitalizations below $2 billion) with significant business activities in the United States. Stock market capitalization is calculated by multiplying the total number of common shares issued and outstanding by the per share market price of the common stock.

         The Fund may invest up to 25% of its assets in direct obligations of the U.S. Government or its agencies and in the non-convertible preferred stocks and debt securities of domestic and foreign companies.

         There are market risks inherent in any investment, and no assurance can be given that the Fund's primary investment goal will be achieved.

INVESTMENT POLICIES

         Royce invests the Fund's assets primarily in a limited number of companies selected using a value approach. While it does not limit the stock market capitalizations of the companies in which the Fund may invest, Royce has historically focused on small-cap equity securities (companies with stock market capitalizations below $2 billion).

         Royce uses a value method in managing the Fund's assets. In selecting securities for the Fund, Royce evaluates the quality of a company's balance sheet, the level of its cash flows and various measures of a company's profitability. Royce then uses these factors to assess the company's current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company's future growth prospects and current financial condition.

         Royce invests in securities of companies that are trading significantly below its estimate of the company's "current worth" in an attempt to reduce the risk of overpaying for such companies. Royce's value approach strives to reduce some of the other risks of investing in small-cap companies (for the Fund's portfolio taken as a whole) by evaluating various other risk factors. Royce attempts to lessen financial risk by buying companies that combine strong balance sheets with low leverage. While no assurance can be given that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in the securities of small-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. Although Royce's approach to security selection seeks to reduce downside risk to the Fund's portfolio, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.


         Foreign Investments. The Fund invests a portion of its assets in securities of foreign issuers. In most instances, investments will be made in companies principally based, or whose securities are traded in, the United States or the other developed countries of North America, Europe, Asia, Australia and New Zealand and not in emerging markets countries. Royce intends to invest primarily in American Depository Receipts ("ADRs"), in U.S. exchange-listed securities and in Nasdaq National Market System securities.


         Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign investments also may be subject to local economic and political risks which might adversely affect the Fund's ability to realize on its investment in such securities. No assurance can be given that Royce will be able to anticipate these potential events or counter their effects.

         The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of the foreign securities it purchases, and its foreign investments may be adversely affected by changes in foreign currency rates. Consequently, the risks associated with such investments may be greater than if the Fund did engage in foreign currency transactions for hedging purposes.

         Income earned or received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. See "Taxation" below and in the Statement of Additional Information.

         Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of sponsored or unsponsored ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and in Europe and are designed for use throughout the world. Depositary Receipts are alternatives to the purchase of the underlying foreign securities in their national markets and currencies. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks associated with other investments in foreign securities, as discussed above.


         Fixed Income Securities. Up to 25% of the Fund's assets may be invested in direct obligations of the U.S. Government or its agencies and in non-convertible preferred stocks and debt securities of various domestic and foreign issuers, including up to 5% of its assets in below investment-grade debt securities, also known as high-yield/high-risk securities. There are no limits on the maturity or duration of the fixed income securities in which the Fund may invest.

         Two of the main risks of investing in fixed income securities are credit risk and interest rate risk. Below investment-grade debt securities may be in the lowest-rated categories of recognized rating agencies (C in the case of Moody's or D in the case of S&P) or may be unrated. Such high-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal. As of the date of this Prospectus, interest rates are near historical lows which makes it more likely that they will increase in the future which could, in turn, result in a decline in the market value of the fixed income securities held by the Fund.


         Warrants, Rights or Options. The Fund may invest up to 5% of its assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities.

         Securities Lending. The Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. However, under the Rating Agency Guidelines, the Fund may not lend portfolio securities in excess of 15% of its total assets. The Rating Agency Guidelines may in the future be amended to permit the Fund to lend a greater percentage of its total assets. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a global securities lending program organized and monitored by the Fund's custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.

         The current view of the staff of the Securities and Exchange Commission (the "Commission") is that a fund may engage in such loan transactions only under the following conditions: (i) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis at the close of regular trading) rises above the value of the collateral; (iii) after giving notice, the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) the fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.


         Reverse Repurchase Agreements. The Fund is also authorized to enter into reverse repurchase agreements. However, the Rating Agency Guidelines prohibit such transactions. Such agreements involve the sale of securities held by the Fund pursuant to an agreement to repurchase the securities at an agreed-upon price, date and interest payment. When effecting reverse repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement are required to be maintained in a segregated account with the Fund's custodian bank, and the reverse repurchase agreement is required to be marked to market each day.

         Temporary Investments. The assets of the Fund are normally invested as described above. However, for temporary defensive purposes (i.e., when Royce determines that market conditions warrant) or when it has uncommitted cash balances, the Fund may also invest in U.S. Treasury bills, domestic bank certificates of deposit, repurchase agreements with its custodian bank covering U.S. Treasury and agency obligations having a term of not more than one week, high-quality commercial paper and money market funds registered under the 1940 Act or retain all or part of its assets in cash. Accordingly, the composition of the Fund's portfolio may vary from time to time.

         Repurchase agreements are in effect loans by the Fund to its custodian, and the agreements for such transactions require the custodian to maintain securities having a value at least equal to the amount loaned as collateral. Repurchase agreements could involve certain risks if the custodian defaults or becomes insolvent, including possible delays or restrictions upon the Fund's ability to dispose of collateral.

CHANGES IN INVESTMENT GOAL AND POLICIES

         The Fund's investment goal of long-term capital growth is a fundamental policy of the Fund and may not be changed without approvals of the holders of a majority of the Fund's outstanding shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, and a majority of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of the Fund present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented, or (ii) more than 50% of the outstanding relevant shares of capital stock of the Fund). Except as indicated under "Investment Restrictions" in the Statement of Additional Information, the Fund does not consider its other policies to be fundamental, and such policies may be changed by the Board of Directors without stockholder approval or prior notice to stockholders.

         The Fund's investment policies are subject to certain restrictions. See "Investment Restrictions" in the Statement of Additional Information.

RISK FACTORS - INVESTING IN SMALL-CAP COMPANIES

         While the Fund is not restricted as to stock market capitalization, Royce focuses the Fund's investments primarily in small-cap companies (companies with stock market capitalizations below $2 billion) with significant business activities in the United States.

         The securities of small-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors, and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks. As a result, the purchase or sale of more than a limited number of shares of a small-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other accounts managed by Royce or other investors are also seeking to purchase or sell them. Accordingly, Royce's investment focus on small-cap companies generally requires it to have a long-term (at least three years) investment outlook for a portfolio security.


RISK FACTORS - RISK OF INVESTING IN A LIMITED NUMBER OF COMPANIES

         Because the Fund invests in a limited number of companies, developments affecting an individual issuer are likely to have a greater impact on the Fund's net asset value and the market price of its Common Stock.


RISK FACTORS - LIQUIDITY RISK

         During an initial period which is not expected to exceed 30 days after the date of issuance, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, the Cumulative Preferred Stock may be illiquid during such period. No assurance can be provided that listing on any securities exchange or market making by the Underwriters will result in the market for Cumulative Preferred Stock being liquid at any time.

RISK FACTORS - CREDIT RATING RISK


         The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn by Moody's or a successor NRSRO, if any, while an investor holds shares of Cumulative Preferred Stock, either as a result of the Fund's termination of compliance with the Rating Agency Guidelines or otherwise. The credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A reduction or withdrawal of the credit rating by Moody's or a successor NRSRO, if any, may have an adverse effect on the liquidity and market value of the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock -- Termination of Rating Agency Guidelines".


RISK FACTORS - LEVERAGE AND BORROWING

         The Fund is authorized to borrow money. So long as the Cumulative Preferred Stock is rated by Moody's, however, the Fund cannot borrow for investment leverage purposes. Borrowings create an opportunity for greater capital appreciation with respect to the Fund's investment portfolio, but at the same time such borrowing is speculative in that it will increase the Fund's exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.


RISK FACTORS - RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS

         The Fund has qualified, and intends to remain qualified for Federal income tax purposes, as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. If the Fund does not meet the asset coverage requirements set forth in the 1940 Act or the Articles Supplementary, the Fund will be required to suspend distributions to holders of its Common Stock until such asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends". Such a limitation on distributions could jeopardize the Fund's ability to meet the above-referenced distribution requirements. Although the Fund presently intends, to the extent possible, to purchase or redeem Cumulative Preferred Stock and/or any other Preferred Stock to maintain its qualification as a regulated investment company, no assurance can be given that such actions can be effected in time to meet the above-referenced distribution requirements. See "Taxation" in this Prospectus and the Statement of Additional Information.

RISK FACTORS - REDEMPTION

         The Cumulative Preferred Stock is subject to both mandatory and optional redemption under specified circumstances at a redemption price equal to $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared) through the redemption date. Upon redemption, stockholders may not be able to reinvest the proceeds received from the redemption in an investment providing the same or a better rate than that of the Cumulative Preferred Stock. For a description of the circumstances in which shares of Cumulative Preferred Stock may be redeemed, see "Description of Cumulative Preferred Stock -- Redemption" in this Prospectus.

BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act and the Fund's fundamental investment policies and restrictions (see "Investment Restrictions" in the Statement of Additional Information) permit the Fund to borrow money from banks and certain other lenders and to issue and sell senior securities (as defined by the 1940 Act) representing other forms of indebtedness or consisting of Preferred Stock if various requirements are met. Such requirements include initial asset coverage tests of 300% for indebtedness and 200% for Preferred Stock and restrictive provisions concerning Common Stock dividend payments and other distributions, Preferred Stock dividend payments and other distributions (if indebtedness is incurred), stock repurchases and maintenance of asset coverage and giving senior securityholders the right to elect directors in the event specified asset coverage tests are not met or dividends are not paid. While the issuance and sale of senior securities allows the Fund to raise additional cash for investments, it is a speculative investment technique, involving the risk considerations of leverage, potential dilution and increased share price volatility for the Fund's Common Stock. In addition, the Fund may be required to sell investments in order to make required payments to senior securityholders when it may be disadvantageous to do so.

         The Cumulative Preferred Stock offered hereby is a senior security, as defined by the 1940 Act, of the Fund, which means, among other things, it is senior in priority to the Fund's Common Stock; however, it will rank junior to any future indebtedness of the Fund. See "Description of Cumulative Preferred Stock". Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payment of interest and repayment of principal then due on any outstanding indebtedness of the Fund.

         Assuming the Fund had issued and sold the Cumulative Preferred Stock and redeemed the 7.45% Preferred as of June 30, 2003, the Fund would have had 9,241,025 shares of Common Stock issued and outstanding, with an aggregate net asset value of $67,746,470, and 1,000,000 shares of Cumulative Preferred Stock, par value $.001 per share, with an aggregate initial liquidation preference of $25,000,000, issued and outstanding, and no outstanding indebtedness.

Accordingly, assuming the Fund had issued and sold the Cumulative Preferred Stock and redeemed the 7.45% Preferred as of such date, the Fund could have, under its investment policies and restrictions, issued and sold senior securities representing indebtedness of up to approximately $46 million or additional shares of Preferred Stock having an aggregate involuntary liquidation preference of up to approximately $43 million or various combinations of lesser amounts of both securities representing indebtedness and Preferred Stock.



                            RATINGS AGENCY GUIDELINES

         Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.


         Moody's has established guidelines in connection with the Fund's receipt from Moody's of a rating of Aaa for the Cumulative Preferred Stock on the Date of Original Issue. Moody's, an NRSRO, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines have been developed by Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and various auction rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law, but are being adopted by the Fund in order to satisfy current requirements necessary for Moody's to issue the above-described rating for the Cumulative Preferred Stock. The guidelines provide a set of tests for portfolio composition and discounted asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements of Section 18 of the 1940 Act. The Moody's guidelines are included in the Articles Supplementary and are referred to in this Prospectus as the "Rating Agency Guidelines".


         The Fund intends to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount. If the Fund fails to meet such requirement and such failure is not cured by the applicable cure date, the Fund will be required to redeem some or all of the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock -- Redemption -- Mandatory Redemption". The Rating Agency Guidelines also: (i) exclude certain types of securities in which the Fund may invest from Moody's Eligible Assets and, therefore, from the Portfolio Calculation, (ii) prohibit the Fund's acquisition of futures contracts or options on futures contracts, (iii) prohibit reverse repurchase agreements, (iv) limit the writing of options on portfolio securities and (v) limit the lending of portfolio securities to 15% of the Fund's total assets. Royce does not believe that compliance with the Rating Agency Guidelines will have an adverse effect on its management of the Fund's portfolio or on the achievement of the Fund's investment goal. For a further discussion of the Rating Agency Guidelines, see "Description of Cumulative Preferred Stock".

         The Fund may, but is not required to, adopt any modifications to the Rating Agency Guidelines that may hereafter be established by Moody's. Failure to adopt such modifications, however, may result in a change in the Moody's rating or a withdrawal of a rating altogether. In addition, Moody's may, at any time, change or withdraw such rating. The terms of the

Cumulative Preferred Stock provide that the interpretation or applicability of any or all of the Rating Agency Guidelines may from time to time be modified by the Board of Directors of the Fund in its sole discretion based on a determination by the Board of Directors that such action is necessary or appropriate with respect to the Cumulative Preferred Stock; provided, however, that the Board of Directors receives written confirmation from Moody's that any such modification would not impair the then current rating assigned to the Cumulative Preferred Stock by Moody's. Furthermore, under certain circumstances, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines. If the Fund terminates compliance with the Rating Agency Guidelines, it is likely that Moody's will change its rating on the Cumulative Preferred Stock or withdraw its rating altogether. However, at the time of such termination, the Cumulative Preferred Stock must have received a rating from at least one NRSRO that is at least comparable to the then current rating from Moody's. The Fund will then be required to comply with the guidelines established by such successor NRSRO. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

         As recently described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Cumulative Preferred Stock is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Moreover, the Rating Agency Guidelines do not address the likelihood that a holder of Cumulative Preferred Stock will be able to sell such shares. The rating is based on current information furnished to Moody's by the Fund and Royce and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

                     INVESTMENT ADVISORY AND OTHER SERVICES


         Royce & Associates, LLC (which term as used in this Prospectus includes its corporate predecessor) ("Royce"), a Delaware limited liability company, is an investment advisory firm whose predecessor was organized in February 1967. Royce is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Royce became investment adviser of the Fund in November 1996. Royce also serves as investment adviser to other management investment companies and institutional accounts. As of September 30, 2003, Royce managed approximately $12.6 billion in assets for the Fund and other client accounts. Royce's principal business address is 1414 Avenue of the Americas, New York, New York 10019.


         On October 1, 2001, Royce became an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). On March 31, 2002, Royce's corporate predecessor was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Fund's investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2003, Legg Mason's asset management subsidiaries had aggregate assets under management of approximately $215.4 billion.

         Under the Fund's Articles of Incorporation, as amended and supplemented (the "Charter"), and Maryland law, the Fund's business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Fund's Board of Directors, which periodically reviews the Fund's investment performance.

PORTFOLIO MANAGEMENT

         Royce is responsible for the management of the Fund's assets. Royce has been investing in small-cap companies with a value approach for more than 25 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm's President and Chief Investment Officer during this period.

         Royce's investment staff also includes three other Senior Portfolio
Managers: W. Whitney George, Managing Director and Vice President, is the Fund's portfolio manager; Boniface A. Zaino, Managing Director; and Charles R. Dreifus, Principal. Royce's investment staff is assisted by Jack E. Fockler, Jr., Managing Director and Vice President. Mr. George has been a Portfolio Manager at Royce since 2000, and prior thereto was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was a Portfolio Manager and Group Managing Director at Trust Company of the West (since 1984). Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was a Portfolio Manager and Managing Director (since June 1995) and General Partner (from 1983 until June
1995) of Lazard Freres & Co. LLC. Mr. Fockler has been employed by Royce since 1989 as its Director of Marketing.

INVESTMENT ADVISORY AGREEMENT

         Under the Investment Advisory Agreement between the Fund and Royce dated October 1, 2001 (the "Investment Advisory Agreement"), Royce determines the composition of the Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes; provides the Fund with investment advisory, research and related services for the investment of its assets; and pays all expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement.

         The Fund pays all of its own administrative and other costs and expenses attributable to its operations and transactions (except those set forth above), including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholder reports and notices; Federal and state registration fees; listing fees and expenses; Federal, state and local taxes; non-affiliated Directors fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares. Thus, unlike most other investment companies, the Fund is required to pay substantially all of its expenses, and Royce does not incur substantial fixed expenses.

ADVISORY FEE

         As compensation for its services under the Investment Advisory Agreement, Royce is entitled to receive a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the net assets of the Fund (including assets obtained from the sale of Preferred Stock) for each month during the term of the agreement. Because the fee is computed based on the Fund's net assets and not on its total assets, Royce will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid principal amount of any indebtedness of the Fund. However, because Preferred Stock is a form of equity for these purposes, Royce will receive a fee in respect of any assets of the Fund equal to the liquidation preference of and any potential redemption premium for any Preferred Stock that may be issued and sold by the Fund, including the Cumulative Preferred Stock.


         Royce has volunteered to waive the portion of its investment advisory fee attributable to the liquidation preference of the 7.45% Preferred and the Cumulative Preferred Stock (net of the liquidation preference of the 7.45% Preferred) for any month when the Fund's net asset value average annual total return since the initial issuance of the 7.45% Preferred or the Cumulative Preferred Stock fails to exceed the blended dividend rate on those assets.

         Because Royce's fee is partially based on the average net assets of the Fund (including assets obtained from the sale of the Cumulative Preferred Stock and other Preferred Stock), Royce has generally benefited from the Fund's issuance of Preferred Stock.

CODE OF ETHICS

         The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and Royce. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Fund. See "Code of Ethics and Related Matters" in the Statement of Additional Information.

                    DESCRIPTION OF CUMULATIVE PREFERRED STOCK

         The following is a brief description of the terms of the Cumulative Preferred Stock. This description does not purport to be complete and is qualified by reference to the Charter, including the Articles Supplementary, the form of which is filed as an exhibit to the Fund's Registration Statement, and the Bylaws. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

GENERAL


         The Cumulative Preferred Stock offered hereby is a senior security, as defined by the 1940 Act, of the Fund, which means, among other things, it is senior in priority to the Fund's Common Stock; however, it will rank junior to any future indebtedness of the Fund. Under the terms of the Cumulative Preferred Stock, the Fund is initially authorized to issue up to 1,000,000 shares of Cumulative Preferred Stock. No fractional shares of Cumulative Preferred Stock will be issued. The Board of Directors reserves the right to issue additional shares of Cumulative Preferred Stock or other Preferred Stock from time to time, subject to the restrictions in the Charter and the 1940 Act. The shares of Cumulative Preferred Stock will, upon issuance, be fully paid and nonassessable and will have no appraisal, preemptive, exchange or conversion rights. Any shares of Cumulative Preferred Stock repurchased or redeemed by the Fund will be returned to the status of authorized but unissued Common Stock. The Fund will not issue any class of stock senior to the shares of Cumulative Preferred Stock.


DIVIDENDS


         Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Fund out of funds legally available therefor, cumulative cash dividends at the annual rate of % per share (computed on the basis of a 360-day year consisting of twelve 30-day months) of the initial liquidation preference of $25.00 per share, payable quarterly on March 23, June 23, September 23 and December 23 (each, a "Dividend Payment Date"), commencing on December 23, 2003 (or, if any such day is not a Business Day, then on the next succeeding Business
Day), to the persons in whose names the shares of Cumulative Preferred Stock are registered at the close of business on the preceding March 6, June 6, September 6 and December 6 (or, if any such day is not a Business Day, then on the next succeeding Business Day), respectively.


         Dividends on the shares of Cumulative Preferred Stock will accumulate from the date on which such shares are originally issued (the "Date of Original Issue").

         No dividends will be declared or paid or set apart for payment on shares of Cumulative Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Cumulative Preferred Stock through the most recent Dividend Payment Date thereof. If full cumulative dividends are not paid on the Cumulative Preferred Stock, all dividends on the shares of Cumulative Preferred Stock will be paid pro rata to the holders of the shares of Cumulative Preferred Stock. Holders of Cumulative Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.

         For so long as any shares of Cumulative Preferred Stock are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends or payment upon liquidation) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or payment upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its Common Stock or any other junior stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or payment upon liquidation), unless, in each case, (i) immediately after such transaction, the Fund will have a Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount and the Fund will maintain the Asset Coverage (see "-- Asset Maintenance" and "-- Redemption" below), (ii) full cumulative dividends on shares of Cumulative Preferred Stock due on or prior to the date of the transaction have been declared and paid (or sufficient Deposit Securities to cover such payment have been deposited with the Paying Agent) and (iii) the Fund has redeemed the full number of shares of Cumulative

Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Charter.

         If the Fund fails to pay dividends for two years or more, holders of the Cumulative Preferred Stock will acquire certain additional voting rights. See "-- Voting Rights" below. Such rights will be their exclusive remedy for any such failure.

ASSET MAINTENANCE

         The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Cumulative Preferred Stock. These requirements are summarized below.

         Asset Coverage. For so long as any shares of Cumulative Preferred Stock are outstanding, the Fund will be required to maintain as of the last Business Day of each March, June, September and December of each year, an "asset coverage" (as defined by the 1940 Act) of at least 200% (or such higher percentage as may be required under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Cumulative Preferred Stock (the "Asset Coverage"). If the Fund fails to maintain the Asset Coverage on such dates and such failure is not cured in 60 days, the Fund will be required under certain circumstances to redeem certain of the shares of Cumulative Preferred Stock. See "-- Redemption -- Mandatory Redemption" below.

         Assuming the Fund had issued and sold the Cumulative Preferred Stock and redeemed the 7.45% Preferred as of June 30, 2003, the Asset Coverage immediately following such issuance and sale of the Cumulative Preferred Stock and such redemption of the 7.45% Preferred (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares), would have been computed as follows:


                   Value of Fund assets less
        liabilities not constituting senior securities                           $92,746,470
----------------------------------------------------------------       =        ------------------   =    371%
       Senior securities representing indebtedness plus                          $25,000,000
              aggregate liquidation preference of
                the Cumulative Preferred Stock


         Basic Maintenance Amount. For so long as any shares of Cumulative Preferred Stock are outstanding, the Fund will be required to maintain, as of each Valuation Date, portfolio holdings meeting specified guidelines of Moody's, as described under "Rating Agency Guidelines", having an aggregate discounted value (a "Portfolio Calculation") at least equal to the Basic Maintenance Amount, which is in general the sum of the aggregate liquidation preferences of the Cumulative Preferred Stock and any other Preferred Stock, any indebtedness for borrowed money and current liabilities and dividends. If the Fund fails to meet such requirement as to any Valuation Date and such failure is not cured within 14 days after such Valuation Date, the Fund will be required to redeem certain of the shares of Cumulative Preferred Stock. See "-- Redemption -- Mandatory Redemption" below.

         Any security not in compliance with the Rating Agency Guidelines will be excluded from the Portfolio Calculation.

         The Moody's Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with the rating of the Cumulative Preferred Stock. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The Moody's Discount Factor relating to any asset of the Fund and the Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the discounted value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, such changes will not impair the rating then assigned to the Cumulative Preferred Stock by Moody's.


         On or before the third Business Day after each Quarterly Valuation Date, the Fund is required to deliver to Moody's a Basic Maintenance Report ("Basic Maintenance Report"). Within ten Business Days after delivery of such report relating to the Quarterly Valuation Date of the Fund's fiscal year, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in such a Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.


REDEMPTION

         Mandatory Redemption. The Fund will be required to redeem, at a redemption price equal to $25.00 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared) (the "Redemption Price"), certain of the shares of Cumulative Preferred Stock (to the extent permitted under the 1940 Act, Maryland law and any agreement in respect of indebtedness of the Fund to which it may be a party or by which it may be bound) in the event that:

                  (i) the Fund fails to maintain the quarterly Asset Coverage and such failure is not cured on or before 60 days following such failure (a "Cure Date"); or

                  (ii) for so long as the Fund is complying with the Rating Agency Guidelines, the Fund fails to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount as of any Valuation Date, and such failure is not cured on or before the 14th day after such Valuation Date (also, a "Cure Date").

         The amount of such mandatory redemption will equal the minimum number of outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on a Cure Date, would have resulted in the Asset Coverage having been satisfied or the Fund having a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount on such Cure Date or, if the Asset Coverage or a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount, as the case may be, cannot be so restored, all of the shares of Cumulative Preferred Stock, at the Redemption Price. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (i) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock in order to increase the "asset coverage" (as defined in the 1940 Act) of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after redemption up to 275%. In the event that shares of Cumulative Preferred Stock and/or any other Preferred Stock are redeemed due to the occurrence of (ii) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that the Portfolio Calculation exceeds the Basic Maintenance Amount of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock remaining after redemption by up to 10%.

         If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Cumulative Preferred Stock to be redeemed on any redemption date, the Fund is required to redeem on such redemption date that number of shares for which it has legally available funds and is otherwise able to redeem, pro rata from each holder whose shares are to be redeemed, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption ("Notice of Redemption").

         If fewer than all shares of Cumulative Preferred Stock are to be redeemed, such redemption will be made pro rata from each holder of shares in accordance with the respective number of shares held by each such holder on the record date for such redemption. If fewer than all shares of Cumulative Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will specify the number of shares to be redeemed from such holder. Unless all accumulated and unpaid dividends for all past dividend periods will have been or are contemporaneously paid or declared and Deposit Securities for the payment thereof deposited with the Paying Agent, no redemptions of Cumulative Preferred Stock or any other Preferred Stock may be made.


         Optional Redemption. Prior to October , 2008, the shares of Cumulative Preferred Stock are not subject to any optional redemption by the Fund unless such redemption is necessary, in the judgment of the Board of Directors of the Fund, to maintain the Fund's status as a RIC under the Code. Commencing October
   , 2008 and thereafter, the Fund may at its option redeem shares of Cumulative Preferred Stock at any time in whole or in part at the Redemption Price. Such redemptions are subject to the limitations of the 1940 Act, Maryland law and any agreement in respect of indebtedness of the Fund to which it may be a party or by which it may be bound.

         Redemption Procedures. A Notice of Redemption will be given to the holders of record of Cumulative Preferred Stock to be redeemed not less than 30 or more than 45 days prior to the date fixed for the redemption. Each Notice of Redemption will state: (i) the redemption date, (ii) the number of shares of Cumulative Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the Redemption Price, (v) that dividends on the shares to be redeemed will cease to accumulate on such redemption date and (vi) the provision of the Charter under which the redemption is being made. No defect in the Notice of Redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.


LIQUIDATION RIGHTS

         Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of shares of Cumulative Preferred Stock then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock or any other class of stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25.00 per share plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon) (the "Liquidation Preference"), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of Cumulative Preferred Stock and any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the Cumulative Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Cumulative Preferred Stock of the Liquidation Preference and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of Cumulative Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Preference has been paid in full to the holders of Cumulative Preferred Stock, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation.

         Upon any liquidation, the holders of the Common Stock, after required payments to the holders of Preferred Stock, will be entitled to participate equally and ratably in the remaining assets of the Fund.

VOTING RIGHTS

         Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of Cumulative Preferred Stock and any other Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock as a single class. Also, except as otherwise required by the 1940 Act, (i) holders of outstanding shares of the Cumulative Preferred Stock will be entitled as a series, to the exclusion of the holders of all other securities, including other Preferred Stock, Common Stock and other classes of capital stock of the Fund, to vote on matters affecting the Cumulative Preferred Stock that do not materially adversely affect any of the contract rights of holders of such other securities, including other Preferred Stock, Common Stock and other classes of capital stock, as expressly set forth in the Fund's Charter, and (ii) holders of outstanding shares of Cumulative Preferred Stock will not be entitled to vote on matters affecting any other Preferred Stock that do not materially adversely affect any of the contract rights of holders of the Cumulative Preferred Stock, as expressly set forth in the Charter. The foregoing voting provisions will not apply to any shares of Cumulative Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or
(ii) called for redemption and sufficient Deposit Securities provided to the Paying Agent to effect such redemption.

         In connection with the election of the Fund's directors, holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting together as single class. In addition, if at any time dividends on outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon and sufficient Deposit Securities shall not have been deposited with the Paying Agent for the payment of such accumulated dividends, or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of shares of Cumulative Preferred Stock, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors will automatically increase by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Cumulative Preferred Stock and any other Preferred Stock for all past dividend periods, the additional voting rights of the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of shares of Cumulative Preferred Stock and any other Preferred Stock have the right to elect in any event) will terminate and the number of directors constituting the Board of Directors will automatically decrease accordingly.

         So long as shares of the Cumulative Preferred Stock are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the shares of Cumulative Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Cumulative Preferred Stock. Under Maryland law, the terms of stock may be made dependent on facts ascertainable outside of the charter of a corporation, including an action or determination of the board of directors. Accordingly, the interpretation or applicability of any or all of the Rating Agency Guidelines may from time to time be modified by the Board of Directors in its sole discretion based on a determination by the Board of Directors that such action is necessary or appropriate with respect to the Cumulative Preferred Stock; provided, however, that the Board of Directors receives written confirmation from Moody's that any such modification would not impair the then current rating assigned to the Cumulative Preferred Stock by Moody's. Furthermore, under certain circumstances, without the vote of stockholders, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines. See "-- Termination of Rating Agency Guidelines" below. The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's primary investment goal or changes in the investment restrictions described as fundamental policies under "Investment Restrictions" in the Statement of Additional Information. The class vote of holders of shares of the Cumulative Preferred Stock and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question. See "Description of Capital Stock -- Certain Corporate Governance Provisions".

TERMINATION OF RATING AGENCY GUIDELINES


         The terms of the Cumulative Preferred Stock provide that if the Board of Directors of the Fund determines that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines, the Fund will no longer be required to comply with such guidelines, provided that (i) the Fund has given the Paying Agent, Moody's and holders of the Cumulative Preferred Stock at least 20 calendar days written notice of such termination of compliance, (ii) the Fund is in compliance with the Rating Agency Guidelines at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines, (iii) at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines, the Cumulative Preferred Stock is listed on the NYSE or on another exchange registered with the Commission as a national securities exchange and (iv) at the time of termination of compliance with the Rating Agency Guidelines, the Cumulative Preferred Stock must have received a rating from at least one NRSRO that is at least comparable to the then current rating from Moody's.


         If the Fund voluntarily terminates compliance with the Rating Agency Guidelines, Moody's may change its rating on the Cumulative Preferred Stock or withdraw its rating altogether. However, the Fund will then be required to comply with the guidelines established by the successor NRSRO. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

LIMITATION ON ISSUANCE OF ADDITIONAL PREFERRED STOCK

         So long as any shares of Cumulative Preferred Stock are outstanding, the Charter provides that the Fund may issue and sell shares of one or more other series of Preferred Stock, provided that (i) immediately after giving effect to the issuance and sale of such additional Preferred Stock and to the Fund's receipt and application of the proceeds thereof, the Fund will maintain the Asset Coverage of the shares of Cumulative Preferred Stock and all other Preferred Stock of the Fund then outstanding, and (ii) no such additional Preferred Stock will have any preference or priority over any other Preferred Stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

BOARD'S ABILITY TO MODIFY ARTICLES SUPPLEMENTARY


         The terms of the Cumulative Preferred Stock provide that, to the extent permitted by law, the Board of Directors may modify or interpret the terms of the Cumulative Preferred Stock to resolve any inconsistency or ambiguity or remedy any formal defect so long as such modification or interpretation does not materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Cumulative Preferred Stock or any other capital stock of the Fund or adversely affect the then current rating on the Cumulative Preferred Stock by Moody's or any successor NRSRO.


REPURCHASE OF CUMULATIVE PREFERRED STOCK

         The Fund is a closed-end investment company and, as such, holders of Cumulative Preferred Stock do not, and will not, have the right to redeem their shares of the Fund. Redemption of the Cumulative Preferred Stock is subject to the terms of the Articles Supplementary. The Fund may, however, repurchase shares of the Cumulative Preferred Stock and/or any other Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder and Maryland law.

BOOK-ENTRY


         Shares of Cumulative Preferred Stock will initially be held in the name of Cede & Co. ("Cede"), as nominee for The Depository Trust Company ("DTC"). The Fund will treat Cede as the holder of record of the Cumulative Preferred Stock for all purposes. In accordance with the procedures of DTC, however, purchasers of Cumulative Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. The Cumulative Preferred Stock will be held in book-entry only form. Shares of Cumulative Preferred Stock will not be delivered in certificated form to individual purchasers thereof. The laws of some jurisdictions require that certain purchasers of Cumulative Preferred Stock take physical delivery of such securities in certificated form. Such limits and laws may impair the ability to transfer beneficial interests in shares of Cumulative Preferred Stock. See "Book-Entry System" in the Statement of Additional Information for more information about DTC and its procedures.


                          DESCRIPTION OF CAPITAL STOCK

COMMON STOCK


         The Fund is initially authorized to issue 100,000,000 shares of Common Stock, par value $.001 per share, certain shares of which have been classified and designated in series of Preferred Stock, as discussed below. Each share of Common Stock has equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are fully paid and non-assessable. The shares of Common Stock are not redeemable and have no preemptive, exchange, conversion or cumulative voting rights. Under Maryland law and the rules of the Nasdaq National Market System, the Fund generally is required to hold annual meetings of its stockholders.


PREFERRED STOCK


         The Fund's Board of Directors has authority to classify and reclassify any authorized but unissued shares of stock into other classes or series of stock, including Preferred Stock, and to cause the Fund to issue such shares. The terms of such Preferred Stock would be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's Common Stock. In this regard, the Board of Directors has classified and designated 1,000,000 shares of Common Stock as the Cumulative Preferred Stock, all of which are being offered hereby. See "Description of Cumulative Preferred Stock". The Board of Directors previously classified and designated 5,000,000 shares of Common Stock as 7.45% Preferred, 800,000 of which are issued and outstanding. The terms of the 7.45% Preferred are substantially similar to the terms of the Cumulative Preferred Stock. The Fund will use a substantial portion of the net proceeds from the issuance and sale of the Cumulative Preferred Stock to redeem the 7.45% Preferred.

                            ------------------------

         The following table shows as of July 31, 2003 the number of shares of:
(i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund.



                                                                                                       AMOUNT
                                                                                                     OUTSTANDING
                                                                                                    (EXCLUSIVE OF
                                                                           AMOUNT HELD BY FUND   AMOUNT HELD BY FUND
TITLE OF CLASS                                        AMOUNT AUTHORIZED    FOR ITS OWN ACCOUNT   FOR ITS OWN ACCOUNT)
                                                  ----------------------- --------------------- ---------------------
Common Stock.....................................           95,000,000              0                    9,241,025
7.45% Preferred .................................            5,000,000              0                      800,000


CERTAIN CORPORATE GOVERNANCE PROVISIONS


         The six Fund Directors who are elected by the holders of Common Stock and Preferred Stock voting together are divided into three classes, each serving a staggered term of three years and until a successor is elected and qualifies. The two Directors elected only by the holders of Preferred Stock stand for election at each annual meeting of stockholders. Accordingly, it likely would take a number of years for stockholders to change a majority of the Board of Directors. Vacancies on the Board of Directors for one or more of the six classified positions may be filled by the remaining Directors for the balance of the term of the class and until a successor is elected and qualifies.


         The Fund's Bylaws permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders entitled to cast at least a majority of the votes entitled to be cast at such a meeting. The Bylaws also require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary of the date of mailing of the notice for the preceding year's annual meeting (subject to certain exceptions). Any advance notice by a stockholder must be accompanied by certain information as provided in the Bylaws. The Bylaws contain similar advance notice provisions with respect to special meetings of stockholders.

         Certain provisions of the 1940 Act and the Charter require a separate additional vote of the holders of Preferred Stock to approve certain transactions, including certain mergers, asset dispositions and conversion of the Fund to open-end status.

         These provisions may have the effect of maintaining the continuity of management and thus may make it more difficult for the Fund's stockholders to change the majority of Directors.

                                    TAXATION

         The Fund intends to continue to qualify for the special tax treatment afforded RICs under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its investment company taxable income ("ICTI") (as that term is defined in the Code without regard to the deduction for dividends paid) for such taxable year, the Fund will not be subject to Federal income tax on the part of its ICTI and net capital gains (i.e., the excess of the Fund's net realized long-term capital gains over its net realized short-term capital losses), if any, that it distributes to its stockholders in each taxable year. The Fund intends to distribute substantially all of such income.

         Under the 2003 Tax Act, Fund distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are eligible for taxation at a maximum tax rate of 15% also applicable to capital gains in the hands of individual shareholders. Capital gain dividends likewise, are taxed at the reduced maximum rate of 15% for non-corporate taxpayers. These tax rates are scheduled to apply through 2008. Not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any long-term capital gains, qualified dividend income and Other Ordinary Income.


         If the Fund does not meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund will be required to suspend distributions to holders of its Common Stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends". Such a suspension of distributions might prevent the Fund from distributing 90% of its ICTI, as is required in order to avoid Fund-level taxation of such income. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will be required to, partially redeem shares of its Cumulative Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation of its income.


         The Internal Revenue Service (the "IRS") currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (e.g., capital gains, qualified dividend income and Other Ordinary Income). Accordingly, the Fund intends to designate dividends paid to holders of Cumulative Preferred Stock as comprised of capital gains, qualified dividend income and/or Other Ordinary Income, as applicable, in proportion to the Cumulative Preferred Stock's share of total dividends paid during the year.

         If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

         Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

         In the opinion of Sidley Austin Brown & Wood LLP, the shares of Cumulative Preferred Stock will be treated as stock of the Fund for Federal income tax purposes and distributions with respect to such shares (other than distributions in redemption of the Cumulative Preferred Stock under section 302(b) of the Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for Federal income tax purposes. Nevertheless, the IRS might take a contrary position, asserting, for example, that the shares of Cumulative Preferred Stock constitute debt of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail. If this position were upheld, however, the discussion of the treatment of distributions herein, and in the Statement of Additional Information, would not apply. Instead, distributions by the Fund to holders of shares of Cumulative Preferred Stock would constitute taxable interest income, whether or not they exceeded the earnings and profits of the Fund. In such event, the designations of particular types of income, such as capital gains and qualified dividend income, would not be effective.

         Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax unless a lower treaty rate applies.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

         By law, unless you qualify for an exemption from backup withholding (for instance, if you are a corporation), your dividends and redemption proceeds will be subject to a backup withholding tax (currently 28%) if you have not provided a tax identification number or social security number or if the number you have provided is incorrect.

         This section summarizes some of the consequences under Federal tax law of an investment in Cumulative Preferred Stock of the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of purchasing and holding Cumulative Preferred Stock in the Fund under all applicable tax laws. For additional tax discussion, see "Taxation" in the Statement of Additional Information.

         CUSTODIAN, DIVIDEND-PAYING AGENT, TRANSFER AGENT AND REGISTRAR


         State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171, acts as custodian of the cash and other assets of the Fund. Equiserve Trust Company, N.A., PO Box 43011, Providence, RI 02940-3011, acts as transfer agent, dividend-paying agent and registrar for the Fund's shares and as agent to provide notice of redemption and certain voting rights for the Cumulative Preferred Stock. Stockholder inquiries should be directed to P.O. Box 8200, Boston, Massachusetts 02266-8200 (Tel. No. (800) 426-5523).


                                  UNDERWRITING


         Citigroup Global Markets Inc. and UBS Securities LLC are acting as representatives of the several Underwriters in this offering. Subject to the terms and conditions stated in the Fund's underwriting agreement dated
October , 2003 (the "Underwriting Agreement"), each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of shares of Cumulative Preferred Stock set forth opposite the name of such Underwriter.



                                                                                      NUMBER OF SHARES OF
UNDERWRITER                                                                        CUMULATIVE PREFERRED STOCK
-----------                                                                        ---------------------------

Citigroup Global Markets Inc...........................................
UBS Securities LLC.....................................................
Legg Mason Wood Walker, Incorporated...................................
                                                                                          ===========
         Total                                                                              800,000
                                                                                          ===========




         The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Cumulative Preferred Stock included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Cumulative Preferred Stock if they purchase any such shares.

         The Underwriters propose to offer some of the Cumulative Preferred Stock directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Cumulative Preferred Stock to dealers at
the public offering price less a concession not to exceed $        per share of
Cumulative Preferred Stock. The sales load or underwriting discount the Fund
will pay of $        per share of Cumulative Preferred Stock is equal to    % of
the initial offering price. The Underwriters may allow, and such dealers may
reallow, a concession not to exceed $       per share on sales to certain other
dealers. After the initial public offering, the Underwriters may change the public offering price and other selling terms. Investors must pay for any
Cumulative Preferred Stock purchased on or before October   , 2003.

         It is expected that delivery of the Cumulative Preferred Stock will be
made against payment therefore on or about October   , 2003 which is the
business day after the date hereof. Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to
trade the Cumulative Preferred Stock on the date hereof or the next   succeeding
business days will be required, by virtue of the fact that the Cumulative Preferred Stock initially will not settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement and should consult their own advisor.


         In the Underwriting Agreement, the Fund and Royce have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").


         The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Citigroup Global Markets Inc. and UBS Securities LLC acted as financial advisers to Royce in connection with its acquisition by Legg Mason on October 1, 2001. Royce and Legg Mason Wood Walker, Incorporated, one of the Underwriters in this offering, are affiliates because they are under the common control of Legg Mason. In addition, certain of the Underwriters have in the past and may in the future act as financial advisers to Royce or have other investment banking relationships with Royce.

         Prior to the offering, there has been no public market for the Cumulative Preferred Stock. Application will be made to list the Cumulative Preferred Stock on the NYSE. However, during an initial period which is not expected to exceed 30 days after the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.


         In connection with the offering, the Underwriters may purchase and sell shares of Cumulative Preferred Stock in the open market. These transactions may include short sales and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

         The Underwriters may also impose a penalty bid. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when the Underwriters repurchase shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.


         Any of these activities may have the effect of preventing or retarding a decline in the market price of the stock. They may also cause the price of the Cumulative Preferred Stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.


         The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, NY 10171.


                                  LEGAL MATTERS

         Certain matters concerning the legality under Maryland law of the Cumulative Preferred Stock will be passed on by Venable LLP, Baltimore, Maryland. Certain legal matters will be passed on by Sidley Austin Brown & Wood LLP, New York, New York, special counsel to the Fund, and by Simpson Thacher & Bartlett LLP, counsel to the Underwriters. Sidley Austin Brown & Wood LLP and Simpson Thacher & Bartlett LLP will each rely as to matters of Maryland law on the opinion of Venable LLP.

                                     EXPERTS


         Tait, Weller & Baker, independent auditors, are the independent auditors of the Fund. The audited financial statements of the Fund and certain of the information appearing under the caption "Financial Highlights" included in this Prospectus and under the caption "Financial Statements" included in the Statement of Additional Information have been audited by Tait, Weller & Baker for the periods indicated in its report with respect thereto which is included in the Statement of Additional Information. Such financial statements and information are included in this Prospectus and in the Statement of Additional Information in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing. Tait, Weller & Baker has an office at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, and also performs tax and other professional services for the Fund.



                             ADDITIONAL INFORMATION


         The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and, in accordance therewith, files reports and other information with the Commission.

Reports, proxy statements and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a Web site at http://www.sec.gov. containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.


         This Prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Cumulative Preferred Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Commission's web site (http://www.sec.gov).

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" in the Statement of Additional Information and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information dated October , 2003 has been filed with the Commission and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 1414 Avenue of the Americas, New York, New York 10019, or by calling the Fund toll-free at (800) 221-4268. The Table of Contents of the Statement of Additional Information is as follows:

                                                                            PAGE
                                                                            ----


Risk Factors and Special Considerations....................................... 2
Investment Restrictions....................................................... 6
Taxation...................................................................... 8
Principal Stockholders........................................................15
Directors and Officers........................................................16
Code of Ethics and Related Matters............................................22
Investment Advisory and Other Services........................................23
Brokerage Allocation and Other Practices......................................24
Proxy Voting Policies and Procedures..........................................25
Net Asset Value...............................................................26
Book-Entry System.............................................................26
Financial Statements..........................................................27


         No person has been authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, Royce or the Underwriters. Neither the delivery of this Prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                                    GLOSSARY

         "Articles Supplementary" means the Fund's Articles Supplementary creating and fixing the rights of the Cumulative Preferred Stock.


         "Asset Coverage" means asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200%, or such higher percentage as may be required under the 1940 Act, with respect to all outstanding senior securities (as defined by the 1940 Act) of the Fund which are stock, including all outstanding shares of Cumulative Preferred Stock.


         "Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (A) the product of the number of shares of Cumulative Preferred Stock outstanding on such Valuation Date multiplied by the Liquidation Preference; (B) to the extent not included in (A), the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each outstanding share of Cumulative Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to the Cumulative Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Cumulative Preferred Stock then outstanding during the 70 days following such Valuation Date; (C) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund by the issuance of Common Stock shall not be included as a liability) and such liabilities projected to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); (D) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation
Date) less (ii) (A) the Discounted Value of any of the Fund's assets and/or (B) the face value of any of the Fund's assets if, in the case of both (ii)(A) and
(ii)(B), such assets are either cash or securities which mature prior to or on the date of redemption or repurchase of Cumulative Preferred Stock or payment of another liability and are either U.S. Government Obligations or securities which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, in both cases irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the Paying Agent for the payment of the amounts needed to redeem or repurchase Cumulative Preferred Stock subject to redemption or repurchase or, without duplication, any of (i)(B) through (i)(D) and provided that in the event the Fund has repurchased Cumulative Preferred Stock at a price of less than the Liquidation Preference thereof and irrevocably segregated or deposited assets as described above with its custodian bank or the Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the Liquidation Preference of such Cumulative Preferred Stock to be repurchased from (i) above.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and that is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized by law to close.

         "Charter" means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Fund on file in the State Department of Assessments and Taxation of Maryland.

         "Common Stock" means the Common Stock, par value $.001 per share, of the Fund.

         "Cumulative  Preferred  Stock" means the    % Cumulative  Preferred
Stock, par value $.001 per share, of the Fund.

         "Date of Original Issue" means the date on which shares of Cumulative Preferred Stock are originally issued.

         "Deposit Securities" means cash, Short-Term Money Instruments and U.S. Government Obligations. Except for determining whether the Fund has a Portfolio Calculation equal to or greater than the Basic Maintenance Amount, each Deposit Security will be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

         "Discounted Value" means, with respect to a Moody's Eligible Asset, the quotient of (A) in the case of non-convertible fixed income securities, the lower of the principal amount and the market value thereof, or (B) in the case of any other Moody's Eligible Assets, the market value thereof, divided by the applicable Moody's Discount Factor.


         "Dividend Payment Date" means each March 23, June 23, September 23 and December 23.


         "Fitch" means Fitch Ratings or its successor.

         "Fund" means Royce Focus Trust, Inc., a Maryland corporation.

         "Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

         "Liquidation Preference" means $25.00 per share of Cumulative Preferred Stock plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon).

         "Moody's" means Moody's Investors Service, Inc., or its successor.

         "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows:


                  (i) Preferred securities (non-convertible): The percentage determined by reference to the rating on such asset with reference to whether such asset pays cumulative or non-cumulative dividends, in accordance with the table set forth below.

Rating Category (1)                      Cumulative               Non-Cumulative
-------------------                      ----------               --------------
Aaa                                         150%                        165%
Aa                                          155                         171
A                                           160                         176
Baa                                         165                         182
Ba                                          196                         216
B                                           216                         238
Below B and Unrated                         250                         275
------------
(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B3 by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a non-convertible preferred security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth opposite "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made by Moody's to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted by Moody's at the lower of the two ratings.

The Moody's Discount Factor applied to non-convertible preferred securities that are Rule 144A Securities will equal the sum of the Moody's Discount Factor which would apply if such securities were registered under the Securities Act plus 20%.


                  (ii) Corporate debt securities (non-convertible): The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                                      Rating Category                       Below B
               Terms To Maturity of                  --------------------------------------------------
             Corporate Debt Security                                                                          and
             -----------------------
                                                      Aaa      Aa        A       Baa      Ba        B     Unrated(1)
                                                      ---      --        -       ---      --        -     ----------
1 year or less.................................       109%     112%     115%      118%   137%      150%      250%
2 years or less (but longer than 1 year).......       115      118      122       125    146       160       250
3 years or less (but longer than 2 years)......       120      123      127       131    153       168       250
4 years or less (but longer than 3 years)......       126      129      133       138    161       176       250
5 years or less (but longer than 4 years)......       132      135      139       144    168       185       250
7 years or less (but longer than 5 years)......       139      143      147       152    179       197       250
10 years or less (but longer than 7 years).....       145      150      155       160    189       208       250
15 years or less (but longer than 10 years)....       150      155      160       165    196       216       250
20 years or less (but longer than 15 years)....       150      155      160       165    196       228       250
30 years or less (but longer than 20 years)....       150      155      160       165    196       229       250
Greater than 30 years..........................       165      173      181       189    205       240       250

--------------------------


(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B3 by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made by Moody's to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted by Moody's at the lower of the two ratings.


The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the

Moody's Discount Factor determined from the table shall be multiplied by a factor of 120% for purposes of calculating the Discounted Value of such securities.

                  (iii) U.S. Government Obligations and U.S. Treasury Strips:

                                                              U.S. Government Obligations      U.S. Treasury Strips
               Remaining Term To Maturity                           Discount Factor               Discount Factor
--------------------------------------------------------  ---------------------------------  ------------------------
1 year or less........................................                     107%                         107%
2 years or less (but longer than 1 year)..............                     113                          115
3 years or less (but longer than 2 years).............                     118                          121
4 years or less (but longer than 3 years).............                     123                          128
5 years or less (but longer than 4 years).............                     128                          135
7 years or less (but longer than 5 years).............                     135                          147
10 years or less (but longer than 7 years)............                     141                          163
15 years or less (but longer than 10 years)...........                     146                          191
20 years or less (but longer than 15 years)...........                     154                          218
30 years or less (but longer than 20 years)...........                     154                          244

                 (iv) Short term instruments and cash: The Moody's Discount Factor applied to short term portfolio securities, including without limitation short term corporate debt securities, Short Term Money Market Instruments and short term municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period; and (D) 148%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable greater than the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. A Moody's Discount Factor of 100% will also apply to money market funds rated by a NRSRO that comply with Rule 2a-7 under the 1940 Act.


                 (v) Rule 144A Securities: Except as set forth in clause (i) above with respect to non-convertible preferred securities, the Moody's Discount Factor applied to Rule 144A Securities will be 130% of the Moody's Discount Factor which would apply if the securities were registered under the Securities Act.


                 (vi) Convertible securities (including convertible preferred securities):


                                                                   Rating Category
                                   ----------------------------------------------------------------------------------
                                                                                                      Below B and
Industry Category                  Aaa        Aa          A        Baa         Ba          B          Unrated(1)
--------------------------------   ---        --          -        ---         --          -          ----------
Utility                            162%       167%       172%       188%      195%        199%           300%
Industrial                         256        261        266        282       290         293            300
Financial                          233        238        243        259       265         270            300
Transportation                     250        265        275        285       290         295            300

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B3 by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a convertible security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made by Moody's to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted by Moody's at the lower of the two ratings.


                 (vii) U.S. Common Stock and Common Stock of foreign issuers for which ADRs are traded.


Utility.................................................................... 170%
Industrial................................................................. 264
Financial.................................................................. 241
Other...................................................................... 300



                 (viii) The Moody's Discount Factor applied to Common Stock of foreign issuers (in existence for at least five years) for which no ADRs are traded will be 400%.

The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth above will be the percentage provided in writing by Moody's.


For purposes of this definition, ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made by Moody's to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted by Moody's at the lower of the two ratings.


         "Moody's Eligible Assets" means:

                 (i)  Cash (including interest and dividends due on assets rated
                 (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are
                 (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B)(1) with counterparties having a Moody's long term debt rating of at least Baa3 or the equivalent from S&P or Fitch or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1 or the equivalent from S&P or Fitch.

                 (ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1 or if not rated by Moody's, rated at least A-1+/AA or SP-1+/AA by S&P or the equivalent by Fitch, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2 by Moody's or the equivalent by S&P or Fitch, or (C) in all other cases, the supporting entity (1) is rated A2 by Moody's or the equivalent by S&P or Fitch and the security matures within one month, (2) is rated A1 by Moody's or the equivalent by S&P or Fitch and the security matures within three months or (3) is rated at least Aa3 by Moody's or the equivalent by S&P or Fitch and the security matures within six months. In addition, money market funds that comply with Rule 2a-7 under the 1940 Act are Moody's Eligible Assets;

                 (iii)   U.S. Government Obligations and U.S. Treasury Strips;

                 (iv)    Rule 144A Securities;

                 (v)     Corporate debt securities, except as noted below, if
                 (A)(1) such securities are rated B3 or higher by Moody's or the equivalent by S&P or Fitch; (2) for securities, which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's or the equivalent by S&P or Fitch; or (3) for debt securities rated Ba1 and below by Moody's or the equivalent by S&P or Fitch, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's, S&P or Fitch; and (C) such securities have been registered under the Securities Act or are restricted as to resale under Federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act, except that such securities that are not subject to U.S. Federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded.

                 In order to merit consideration as Moody's Eligible Asset, debt securities are issued by entities which have not filed for bankruptcy within the past three years, are current on all principal and interest in their fixed income obligations, are current on all preferred security dividends and possess a current, unqualified auditor's report without qualified, explanatory language.

                 Corporate debt securities not rated at least B3 by Moody's or the equivalent by S&P or Fitch or not rated by Moody's, S&P or Fitch shall be considered to be Moody's Eligible Assets only to the extent the market value of such corporate debt securities does not exceed 10% of the aggregate market value of all Moody's Eligible Assets.

                 (vi) Preferred securities if (A) such preferred securities pay cumulative or non-cumulative dividends, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros, (C) the issuer or the parent company of the issuer of such a preferred security has common stock listed on either the New York Stock Exchange, the American Stock Exchange or Nasdaq or is a U.S. Government Agency, (D) the issuer or the parent company of the issuer of such a preferred security has a senior debt rating or a preferred security rating from Moody's of Baa3 or higher or the equivalent from S&P or Fitch and (E) such preferred security has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 from Moody's or the equivalent from S&P or Fitch (if the issuer of such preferred security or the parent company of the issuer has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred security without such a dividend history would also be eligible). In addition, the preferred securities must have the diversification requirements set forth in the table below and the preferred securities issue must be greater than $50 million.

Diversification Table:
---------------------

The table below establishes maximum limits for inclusion as Moody's Eligible Assets (other than common stock as set forth below) prior to applying Moody's Discount Factors to Moody's Eligible Assets.

                                 Minimum               Maximum              Maximum          Maximum Single
                               Issue Size              Single           Single Industry         Industry
Ratings(1)                  ($ in Million)(2)       Issuer (3)(4)     Non-Utility (4)(5)     Utility(4)(5)
----------                  -----------------       -------------     ------------------     -------------
Aaa..................             $100                  100%                 100%                 100%
Aa...................              100                   20                   60                   30
A....................              100                   10                   40                   25
Baa..................              100                    6                   20                   20
Ba...................               50(6)                 4                   12                   12
B1-B2................               50(6)                 3                    8                   8
B3 or below..........               50(6)                 2                    5                   5

----------
(1) Refers to the preferred security and senior debt rating of the portfolio holding.
(2) Except for preferred security, which has a minimum issue size of $50 million.
(3) Companies subject to common ownership of 25% or more are considered as one issuer.
(4) Percentages represent a portion of the aggregate market value of the Fund's total assets.
(5) Industries are determined according to Moody's Industry Classifications, as defined herein.
(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.


                 (vii) Common stocks (A) (i) which are traded in the United States on a national securities exchange or in the over-the-counter market, (ii) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (iii) which may be sold without restriction by the Fund; provided, however, that common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's or the equivalent by S&P or Fitch, (B) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states, commonwealths, territories and possessions, including the District of Columbia, for which there are (i) sponsored ADR programs or (ii) Level II or Level III ADRs, and (C) which are securities of issuers formed under the laws of jurisdictions other than the United States, its states, commonwealths, territories and possessions, including the District of Columbia (and in existence for at least five years), for which no ADRs are traded.


Common Stock Diversification Table:
----------------------------------

                                         Maximum Single      Maximum Single       Maximum Single
                 Industry Category       Issuer (%)(1)       Industry (%)(1)       State (%)(1)
                 -----------------       -------------       ---------------       ------------
                 Utility                       4                   50                   7(2)
                 Industrial                    4                   45                    7
                 Financial                     5                   40                    6
                 Other                         6                   20                   N/A

                 -----------------------
                 (1) Percentages represent both a portion of the aggregate
                     market value and the number of outstanding shares of the common stock portfolio.
                 (2) Utility companies operating in more than one state should be diversified according to the state of incorporation.

                 (viii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the AMPS.

                 When the Fund sells a portfolio security and agrees to repurchase it at a future date, the Discounted Value of such security will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such security will count as a liability for purposes of calculating the Basic Maintenance Amount. When the Fund purchases a security and agrees to sell it at a future date to another party, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long term debt of such other party is rated at least A2 by Moody's or the equivalent by S&P or Fitch and such agreement has a term of 30 days or less; otherwise the Discounted Value of such security will constitute a Moody's Eligible Asset. For the purpose of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of market value or the call price of such portfolio securities.

                 Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(D) under the definition of Basic Maintenance Amount or to the extent it is subject to any Liens, including assets segregated under margin account requirements in connection with the engagement in hedging transactions, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such assets as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by Royce, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.


For purposes of this definition, ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made by Moody's to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted by Moody's at the lower of the two ratings.

         "Moody's Exposure Period" means the sum of (i) that number of calendar days from the last Valuation Date on which the Portfolio Calculation was at least equal to the Basic Maintenance Amount to the Valuation Date on which the Portfolio Calculation was not at least equal to the Basic Maintenance Amount,
(ii) that number of calendar days following a Valuation Date that the Fund has under the terms of the Cumulative Preferred Stock to cure any failure to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount, and (iii) the maximum number of calendar days the Fund has to effect a redemption under the terms of the Cumulative Preferred Stock.


         "Moody's Industry Classifications" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Cumulative Preferred Stock):

         Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

         Automobile: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

         Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

         Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

         Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

         Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

         Containers, Packaging and Glass: Glass, Fiberglass, Containers made of:
         Glass, Metal, Paper, Plastic, Wood, or Fiberglass

         Personal and Non Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

         Diversified/Conglomerate Manufacturing

         Diversified/Conglomerate Service

         Diversified Natural Resources, Precious Metals and Minerals:
         Fabricating, Distribution

         Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste Disposal

         Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, Televisions, Tape Machines, Speakers, Printers, Drivers, Technology

         Finance: Investment Brokerage, Leasing, Syndication, Securities

         Farming and Agriculture: Livestock, Grains, Produce; Agricultural Chemicals, Agricultural Equipment, Fertilizers

         Grocery: Grocery Stores, Convenience Food Stores

         Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

         Home and Office Furnishings, Housewares, and Durable Consumer Products:
         Carpets, Floor Coverings, Furniture, Cooking, Ranges

         Hotels, Motels, Inns and Gaming

         Insurance:  Life, Property and Casualty, Broker, Agent, Surety

         Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

         Machinery (Non-Agriculture, Non-Construction, Non-Electronic):
         Industrial, Machine Tools, Steam Generators

         Mining, Steel, Iron and Non Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

         Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
         Drilling

         Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, Television, Cable Broadcasting Equipment

         Cargo Transport: Rail, Shipping, Railroads, Rail-Car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

         Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

         Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

         Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

         Personal Transportation:  Air, Bus, Rail, Car Rental

         Utilities:  Electric, Water, Hydro Power, Gas

         Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national agencies

The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Fund's independent accountants and Moody's, to the extent the Fund considers necessary.

         "Nasdaq" means the Nasdaq Stock Market, Inc.

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "Notice of Redemption" means written notice by the Fund to holders of Cumulative Preferred Stock in compliance with the provisions of the Articles Supplementary of the Fund's intention to redeem shares of Cumulative Preferred Stock.


         "NRSRO" means any nationally recognized statistical rating organization, as that term is used in Rule 15a3-1 under the Securities Exchange Act or any successor provisions.


         "Other Ordinary Income" means ordinary income other than qualified dividend income but including short-term capital gains, interest income and non-qualified dividend income.

         "Paying Agent" means Equiserve Trust Company, N.A. and its successors or any other paying agent appointed by the Fund.

         "Portfolio Calculation" means the aggregate Discounted Value of all Moody's Eligible Assets.

         "Preferred Stock" means the issued and outstanding shares of preferred stock, par value $.001 per share, of the Fund, and includes the Cumulative Preferred Stock.


         "Quarterly Valuation Date" means the last Valuation Date of March, June, September and December, commencing December 26, 2003.


         "Redemption Price" means $25.00 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared).

         "Rule 144A Securities" means securities that are restricted as to resale under U.S. Federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act or successor provisions.

         "7.45% Preferred" means, so long as any shares of such series are issued and outstanding, the 7.45% Cumulative Preferred Stock, par value $.001 per share, of the Fund.

         "Short-Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

                  (i) Commercial paper rated P-1 by Moody's, F1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or less, or P-1 by Moody's and either F1 by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

                  (ii) Demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                  (iii) Overnight funds;

                  (iv) U.S. Government Obligations; and

                  (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

         "S&P" means Standard & Poor's or its successor.

         "2003 Tax Act" means the Jobs and Growth Tax Relief Reconciliation Act of 2003, Public Law 108-27.

         "U.S. Government Agency" means any agency, sponsored enterprise or instrumentality of the United States of America.

         "U.S. Government Obligations" means direct obligations of the United States or U.S. Government Agencies that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills and U.S. Treasury Strips, provide for the periodic payment of interest and the full payment of principal at maturity.

         "U.S. Treasury Strips" means securities based on direct obligations of the United States Treasury created through the Separate Trading of Registered Interest and Principal of Securities program.

         "Valuation Date" means every Friday or, if such day is not a Business Day, the immediately preceding Business Day.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

================================================================================

                                   $25,000,000

                             ROYCE FOCUS TRUST, INC.

                                1,000,000 SHARES

                          % CUMULATIVE PREFERRED STOCK

                               -------------------

                                   PROSPECTUS

                                 OCTOBER , 2003

                               -------------------

                                    CITIGROUP

                               UBS INVESTMENT BANK

                             LEGG MASON WOOD WALKER
                                  Incorporated

                               -------------------

================================================================================

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                  SUBJECT TO COMPLETION, DATED OCTOBER 9, 2003


                       STATEMENT OF ADDITIONAL INFORMATION


                                1,000,000 SHARES

                             ROYCE FOCUS TRUST, INC.


                          % CUMULATIVE PREFERRED STOCK

                     LIQUIDATION PREFERENCE $25.00 PER SHARE


         The % Cumulative Preferred Stock, initial liquidation preference $25.00 per share (the "Cumulative Preferred Stock"), to be issued by Royce Focus Trust, Inc. (the "Fund") will be senior securities of the Fund. The Fund will use a substantial portion of the net proceeds from the offering of the Cumulative Preferred Stock to redeem the issued and outstanding shares of 7.45% Cumulative Preferred Stock, par value $.001 per share, of the Fund. Royce & Associates, LLC ("Royce"), the Fund's investment adviser, expects to use any proceeds remaining after the redemption of the 7.45% Preferred to purchase additional portfolio securities in accordance with the Fund's investment goal and policies.


         The Fund is a closed-end diversified management investment company. The Fund's primary investment goal is long-term capital growth, which it seeks by normally investing at least 75% of its assets in equity securities. The Fund's address is 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 355-7311.


         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus (dated October , 2003). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Investor Information at 1-800-221-4268. Defined terms used in this Statement of Additional Information have the meanings given to them in the Prospectus.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Risk Factors and Special Considerations.....................................   2
Investment Restrictions.....................................................   6
Taxation....................................................................   8
Principal Stockholders......................................................  15
Directors and Officers......................................................  16
Code of Ethics and Related Matters..........................................  22
Investment Advisory and Other Services......................................  23
Brokerage Allocation and Other Practices....................................  24
Proxy Voting Policies and Procedures........................................  25
Net Asset Value.............................................................  26
Book-Entry System...........................................................  26
Financial Statements........................................................  27



Date: October     , 2003

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

FUND'S RIGHTS AS STOCKHOLDER

         The Fund may not invest in a company for the purpose of exercising control of management. However, the Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Directors determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that the Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. However, no assurance can be given that litigation against the Fund will not be undertaken or liabilities incurred.

         The Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board of Directors determine this to be in the best interests of the Fund's stockholders.

HIGH-YIELD/HIGH-RISK AND INVESTMENT GRADE DEBT SECURITIES

         Up to 25% of the Fund's assets may be invested in non-convertible debt securities of various domestic issuers. Within this category, up to 5% of the Fund's assets may be invested in below investment-grade debt securities, also known as high-yield/high-risk securities. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

         The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a high-yield debt security in which the Fund has invested, the security will then be valued in accordance with procedures established by the Board of Directors. Judgment may play a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect the Fund's ability to dispose of high-yield debt securities.

         Since the risk of default is higher for high-yield debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Fund. In considering such investments for the Fund, Royce will attempt to identify those issuers of high-yield debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         The Fund may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

         The Fund may also invest in higher rated investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody's or AAA by S&P (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody's or AA by S&P (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa or AAA), securities rated A by Moody's or A by S&P (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody's or BBB by S&P (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

FOREIGN INVESTMENTS

         The Fund invests a portion of its assets in securities of foreign issuers. Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund's portfolio. Foreign investments also may be subject to local economic and political risks, political, economic and social instability, military action, social or political unrest, adverse diplomatic developments, or possible nationalization of issuers or expropriation of their assets, any of which might adversely affect the Fund's ability to realize on its investment in such securities. No assurance can be given that Royce will be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

         The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of the foreign securities it purchases, and its foreign investments may be adversely affected by changes in foreign currency rates. Consequently, the risks associated with such investments may be greater than if the Fund did engage in foreign currency transactions for hedging purposes. Foreign investments may also be adversely affected by exchange control regulations, if any, in such foreign markets, and the Fund's ability to make certain distributions necessary to maintain eligibility as a regulated investment company and avoid the imposition of income and excise taxes may to that extent be limited.

         Income earned or received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Any such taxes paid by the Fund will reduce its cash available for distribution to stockholders. The Fund is required to calculate its distributable income and capital gains for U.S. Federal income tax purposes by reference to the U.S. dollar. Fluctuations in applicable foreign currency exchange rates may cause the Fund's distributable income and capital gains for U.S. Federal income tax purposes to differ from the value of its investments calculated by reference to foreign currencies. If the Fund invests in stock of a passive foreign investment company, the Fund may make certain elections that will affect the calculation of its net investment income and capital gains. See "Taxation" below and in the Prospectus.

DEPOSITARY RECEIPTS

         The Fund may invest in the securities of foreign issuers in the form of sponsored or unsponsored ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and in Europe and are designed for use throughout the world. Depositary Receipts are alternatives to the purchase of the underlying foreign securities in their national markets and currencies. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks associated with other investments in foreign securities, as discussed above.

REPURCHASE AGREEMENTS

         In a repurchase agreement, the Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

         The Fund may engage in repurchase agreements, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies having a value at least equal to the amount loaned. Repurchase agreements could involve certain risks if the custodian defaults or becomes insolvent, including possible delays or restrictions upon the Fund's ability to dispose of collateral. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Fund to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.

WARRANTS, RIGHTS AND OPTIONS

         The Fund may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

         The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to the Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss to the Fund. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the Russell 2000.

         Investing in warrants, rights and call options on a given security allows the Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit the Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits the Fund to incur additional risk and/or to hedge against risk.

INVESTMENT IN OTHER INVESTMENT COMPANIES


         The Fund also may indirectly invest in the securities of domestic and foreign companies by investing in the securities of other investment companies that invest primarily in such companies. The other investment companies in which the Fund may invest may be domestic companies registered under the 1940 Act or foreign companies that are not so registered or otherwise regulated. Such investment companies usually have their own management fees and expenses, and Royce will also earn its own fee on Fund assets invested in such other companies, which would result in a duplication of fees to the extent of any such investment. However, Royce will waive its management fee on any Fund assets invested in open-end investment companies (other than exchange-traded funds), and no sales charge will be incurred on such an investment. See "Investment Advisory and Other Services -- Advisory Fee" in the Prospectus.


         In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any one investment company.

                             INVESTMENT RESTRICTIONS

         The policies set forth below are fundamental policies of the Fund and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as indicated in the Prospectus under "Investment Goal, Policies and Risks -- Changes in Investment Goal and Policies". The Fund may not:

1. As to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items or to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.)

2. Invest in any investment company if a purchase of its shares would result in the Fund and its affiliates owning more than 3% of the total outstanding stock of such company.

3. Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class.

4. Purchase or sell commodities or commodity future contracts. (This restriction does not limit the Fund's use of financial futures and options thereon, or the investment of not more than 25% of the Fund's assets in gold and silver bullion or certificates for such precious metals. Illiquid investments in either gold, silver or certificates for gold or silver are limited to 10% of the Fund's assets.)


5. Make loans of money or securities, except (i) by the purchase of fixed income obligations in which the Fund may invest consistent with its investment objective and policies; (ii) by entering into securities lending transactions described in "Investment Goal, Policies and Risks" in the Prospectus; and (iii) by entering into reverse repurchase agreements (but may not do so under the Rating Agency Guidelines), as described in "Investment Goal, Policies and Risks" in the Prospectus.


6. Invest in the securities of any company if, to the knowledge of the Fund, any officer or director of the Fund or the investment adviser owns more than .5% of the outstanding securities of such company and such officers and directors (who own more than .5%) in the aggregate own more than 5% of the outstanding securities of such company.


7. Borrow money, except to the extent that it may (i) borrow from banks for temporary or emergency purposes in an amount not exceeding 5% of the Fund's assets or (ii) borrow in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made; provided that the Fund is authorized to enter into reverse repurchase agreements (but may not do so under the Rating Agency Guidelines), as set forth in "Investment Goal, Policies and Risks" in the Prospectus.


8. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets, but only to secure borrowings authorized by Restriction 7 above.

9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

10. Purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

11. Invest for the purpose of exercising control or management of another company.

12. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

13.  Concentrate its investments in any industry.

14. Make purchases of securities on "margin" from an affiliated person, provided that the Fund may engage in short sales and may satisfy margin requirements with respect to futures transactions.


15. Issue any class of senior security, or sell any such security of which it is the Issuer, except as permitted by the 1940 Act.


         Notwithstanding Restriction 4 above, the Fund has no current intention of investing in financial futures and options thereon, gold and silver bullion or certificates for such precious metals.

         The policies set forth below are operating policies of the Fund and may be changed by the Board of Directors without stockholder approval or prior notice to stockholders. The Fund may not:

         a. Make investments which would cause more than 50% of the Fund's assets to be invested in equity securities traded exclusively in markets outside the United States.

         b. Invest in emerging market countries.

                  Limitations a. and b. above do not prevent the Fund from purchasing sponsored or unsponsored depository receipts trading within the U.S. and/or developed markets in Europe which represent an interest in foreign equity securities trading in other markets, including securities of issuers located or trading in emerging market countries.

         c. Make investments which would cause more that 25% of the Fund's assets to be invested in non-equity securities traded exclusively in markets outside the U.S.

         d. Make investments which would cause more than 5% of the Fund's assets to be invested in below investment grade non-convertible debt securities.

         e. Deal in foreign currency futures, either for speculative or hedging purposes.


         f. Engage in "swaps" , or invest more than 10% of its assets in illiquid securities.


         g. Make short sales of securities, other than short sales against-the-box in which, at the time of the short sale, the Fund holds or has an unrestricted right to receive the security to be sold short.

         h. Invest in derivative securities of a speculative nature. (This limitation is not intended to prevent the Fund from using investments in repurchase agreements, reverse repurchase agreements, warrants, rights, options and convertible securities.)

         i. Borrow from banks for leveraging purposes. (The Fund may, however, issue other senior securities under Section 18 of the 1940 Act.)

         If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets is not considered a violation of any of the above restrictions.

                                    TAXATION

         The Fund has elected to be treated as a RIC, and has qualified and intends to continue to qualify for the special tax treatment afforded RICs under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its investment company taxable income ("ICTI") (as that term is defined in the Code without regard to the deduction for dividends paid) for such taxable year, the Fund will not be subject to Federal income tax on the part of its ICTI and net capital gains (i.e., the excess of the Fund's net realized long-term capital gains over its net realized short-term capital losses), if any, that it distributes to its stockholders in each taxable year. The Fund intends to distribute substantially all of such income.

         The Code requires RIC to pay a non-deductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus 100% of undistributed amounts from previous years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         In the opinion of Sidley Austin Brown & Wood LLP, the shares of Cumulative Preferred Stock will be treated as stock of the Fund for Federal income tax purposes and distributions with respect to such shares (other than distributions in redemption of the Cumulative Preferred Stock under section 302(b) of the Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for Federal income tax purposes. Nevertheless, the IRS might take a contrary position, asserting, for example, that the shares of Cumulative Preferred Stock constitute debt of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail. If this position were upheld, however, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of shares of Cumulative Preferred Stock would constitute taxable interest income, whether or not they exceeded the earnings and profits of the Fund. In such event, the designations of particular types of income, such as capital gains and qualified dividend income, as discussed below, would not be effective.

         Dividends paid by the Fund from its ICTI (such dividends are referred to in this section as "ordinary income dividends") are taxable to stockholders as ordinary income (some of which may represent qualified dividend income, taxable at a reduced rate, as discussed below) to the extent of the Fund's earnings and profits. Earnings and profits are treated as first being used to pay distributions on the Cumulative Preferred Stock and any other Preferred Stock, and only the earnings and profits remaining after the distribution preference of the Fund's Preferred Stock has been satisfied are treated as being used to pay distributions on the Fund's Common Stock. Distributions made from net capital gains (including gains or losses from certain transactions in warrants, rights and options) and properly designated by the Fund (such distributions are referred to in this section as "capital gain dividends") are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

         The Fund may elect to retain its net capital gains or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his pro rata share of such gains, with the result that each stockholder will (i) be required to report his pro rata share of such gains on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gains and (iii) increase the tax basis for his shares by an amount equal to the deemed distributions less the tax credit.

         Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as a capital gain or loss if the shares are capital assets in the stockholder's hands. Such gain or loss will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Any loss realized upon the sale or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as undistributed capital gains) with respect to such shares.

         Under the 2003 Tax Act, Fund distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are eligible for taxation at a maximum tax rate of 15% also applicable to capital gains in the hands of individual stockholders, provided holding period and other requirements are satisfied. Capital gain dividends likewise, are taxed at the reduced maximum rate of 15% for non-corporate taxpayers. The 15% income tax rate applicable to capital gains and qualified dividend income is scheduled to expire after December 31, 2008. After this date, absent extension or modification of the relevant legislative provisions, long-term capital gain dividends paid by the Fund generally will be taxable at the previously applicable maximum 20% rate and distributions attributable to qualified dividend income will be taxed to the stockholder at his or her marginal Federal income tax rate (which generally will be higher than 15%).

         A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction ("DRD") allowed to corporations under the Code, if certain requirements are met. For these purposes, the Fund will allocate any dividends eligible and any other Preferred Stock for the DRD between the holders of Common Stock, Cumulative Preferred Stock and any other Preferred Stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. A holder of shares of Cumulative Preferred stock (a) that is taxed as a corporation for Federal income tax purposes, (b) meets applicable holding period and taxable income requirements of section 246 of the Code, (c) is not subject to the "debt-financed portfolio stock" rules of section 246A of the Code with respect to an investment in the Fund and (d) is otherwise entitled to the DRD can claim a deduction equal to 70% of the dividends received on the Cumulative Preferred Stock which are designated by the Fund as qualifying for the DRD.

         The IRS has taken the position in Revenue Ruling 89-81 that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gains and qualified dividend income. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, the Fund will designate distributions made to the Common Stock and Cumulative Preferred Stock and any other Preferred Stock as consisting of particular types of income in accordance with the classes' proportionate shares of such income. The amount of long-term capital gains, qualified dividend income, and Other Ordinary Income allocable among the Cumulative Preferred Stock, other Preferred Stock, and the Common Stock will depend upon the amount of such long-term capital gains, qualified dividend income, and Other Ordinary Income realized by the Fund and the total dividends paid by the Fund on shares of Common Stock, Cumulative Preferred Stock and other Preferred Stock during a taxable year.

         In the opinion of Sidley Austin Brown & Wood LLP, under current law, the manner in which the Fund intends to allocate long-term capital gains, qualified dividend income and Other Ordinary Income among shares of Common Stock, Cumulative Preferred Stock and other Preferred Stock will be respected for Federal income tax purposes. However, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's long-term capital gains, qualified dividend income or Other Ordinary Income. Sidley Austin Brown & Wood LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations, the IRS would be unlikely to prevail. The opinion of Sidley Austin Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or courts.

         If the Fund does not meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the Common Stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends" in the Prospectus. Such a suspension of distributions might prevent the Fund from distributing 90% of its ICTI, as is required in order to avoid Fund-level taxation of such income, or might prevent it from distributing enough ordinary income and capital gains to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will be required to, partially redeem the shares of Cumulative Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation of its income.

         Qualification as a RIC requires, among other things, that at least 90% of the Fund's gross income in each taxable year consist of certain types of income, including dividends, interest, gains from the disposition of stocks and securities and other investment-type income. In addition, the Fund's investments must meet certain diversification standards. If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative Preferred Stockholders and Common Stockholders as an ordinary income dividend, its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in-gains recognized for a period of 10 years, in order to qualify as a RIC in a subsequent year.

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income (and to distribute such income in accordance with the distribution requirements of the Code) for Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes.

         Certain transactions of the Fund are subject to complex federal income tax provisions that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and c) accelerate the recognition of income. Operation of these rules could, therefore, affect the character, amount and timing of distributions to stockholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

         Foreign currency gains or losses from certain debt instruments or arising from delays between accrual and receipt of investment income will generally be treated as ordinary income or loss, and will therefore generally increase or decrease the amount of the Fund's net investment income available for distribution as ordinary income dividends. If substantial in relation to net investment income, such foreign currency losses could affect the ability of the Fund to distribute ordinary income dividends in a taxable year, and could require all or a portion of distributions made before the losses were realized, but in the same taxable year, to be recharacterized as a return of capital.

         If the Fund invests in stock of a passive foreign investment company ("PFIC"), it may be subject to Federal income tax at ordinary rates and an additional charge in the nature of interest, on a portion of its distributions from the PFIC and on gain from the disposition of the shares of the PFIC, even if such distributions and gain are paid by the Fund as a dividend to its stockholders. In some cases, the Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and capital gains (whether or not distributed) of the PFIC. Alternatively, the Fund could elect to mark to market at the end of each taxable year its shares in PFICs; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year. Dividends paid by PFICs will not qualify as qualified dividend income eligible for taxation at reduced rates under the 2003 Tax Act.

         Under certain provisions of the Code, some stockholders may be subject to a withholding tax (28% for 2003) on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he or she is subject to backup withholding, (ii) has been notified by the IRS that he or she is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder's Federal income tax liability, provided the required information is furnished to the IRS.

         Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, if ordinary income dividends or capital gain dividends received by a non-resident stockholder are effectively connected with the conduct by such stockholder of a trade or business in the United States, the dividends will be subject to United States federal income tax at regular income tax rates. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding and income taxes.


         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders may be able to claim a deduction or United States foreign tax credit with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend paid by the Fund only if the stockholder meets certain holding period requirements with respect to its Fund stock. The Fund also must meet these holding period requirements with respect to its foreign securities in order to be able to "pass through" to stockholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements, qualifies for the special treatment afforded RICs under the Code and more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the IRS pursuant to which stockholders of the Fund (i) will be required to include their proportionate shares of such foreign taxes in their United States income tax returns as gross income, (ii) will treat such proportionate shares as taxes paid by them, and (iii) will deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate stockholders who do not itemize deductions. A stockholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such stockholder. The

Fund will report annually to its stockholders the amount per share of such foreign taxes and other information needed to claim the deduction or foreign tax credit.


         Under recently promulgated Treasury regulations, if a stockholder recognizes a loss on the disposition of shares of Cumulative Preferred Stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect and discusses some of the consequences under Federal tax law of an investment in Cumulative Preferred Stock of the Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. The discussion above is not a substitute for personal tax advice. Distributions may also be subject to additional state, local and foreign taxes, depending on each stockholder's particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Cumulative Preferred Stock.

                             PRINCIPAL STOCKHOLDERS


         As of September 22, 2003, there were 9,241,025 shares of Common Stock and 800,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the date above:


                                                                            AMOUNT AND NATURE             PERCENT OF
     NAME AND ADDRESS OF OWNER            CLASS/SERIES OF STOCK                OF OWNERSHIP              CLASS/SERIES
--------------------------------------  ----------------------------  -----------------------------  ----------------

Chilton Investment Company                     Common Stock            916,608 shares--Beneficial           9.92%
1266 East Main Street                                                  (sole voting and investment
7th Floor                                                              power)
Stamford, CT 06902

Richard J. Shaker                              Common Stock            904,669 shares--Beneficial           9.79%
1094 Magothy Circle                                                    (sole voting and investment
Annapolis, MD 21401                                                    power)

Charles M. Royce                               Common Stock            775,116 shares--Beneficial
1414 Avenue of the Americas                                            (sole voting and investment
New York, NY 10019                                                     power)                               8.38%

W. Whitney George                              Common Stock            567,812 shares--Beneficial
1414 Avenue of the Americas                                            (sole voting and investment
New York, NY 10019                                                     power)                               6.14%

Arthur D. Lipton                               Common Stock            503,676 shares--Beneficial           5.45%
c/o Western Investment LLC                                             (sole voting and investment
2954 East Bengal Boulevard                                             power)
Salt Lake City, UT 84121

Cede & Co.*                                    Common Stock            8,601,230 shares--Record*           93.07%
Depository Trust Company
P.O. Box #20
Bowling Green Station
New York, NY 10028                           7.45% Cumulative          788,899 shares--Record*             98.61%
                                             Preferred Stock


-----------------
* Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

                             DIRECTORS AND OFFICERS


         The Board of Directors of the Fund is comprised of the eight individuals named below. Two of the Directors, Stephen L. Isaacs and David L. Meister, are elected annually by the holders of Preferred Stock, voting as a separate class. The remaining six Directors are divided into three classes and are elected by the holders of Common Stock and Preferred Stock, voting together as a single class. The Class I Directors, Charles M. Royce and G. Peter O'Brien, have terms that expire in 2006; the Class II Directors, Mark R. Fetting and Richard M. Galkin, have terms that expire in 2004; and the Class III Directors, Donald R. Dwight and William L. Koke, have terms that expire in 2005. To the extent permitted by the 1940 Act and Maryland law, vacancies on the Board can be filled by the remaining Directors for the remainder of the term of the respective Board position.

         There are no family relationships between any of the Fund's Directors and officers. Each Director will hold office until his term expires and his successor has been duly elected and qualifies or until his earlier resignation or removal. Each of the Fund's Directors is also a director/trustee of the other management investment companies comprising "The Royce Funds", which have seventeen portfolios.


DIRECTORS


         Interested Directors. Certain biographical and other information concerning the Directors who are "interested persons" as defined in the 1940 Act, of the Fund, including their designated classes, is set forth below. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer will hold office for the year ending December 31, 2003, and thereafter until his respective successor is duly elected and qualifies.


                                             TERM OF                                     NUMBER OF             OTHER PUBLIC
                                           OFFICE AND                                   ROYCE FUNDS'              COMPANY
    NAME, AGE AND        POSITION(S)        LENGTH OF       PRINCIPAL OCCUPATIONS        PORTFOLIOS            DIRECTORSHIPS
      ADDRESS*          WITH THE FUND      TIME SERVED      DURING PAST FIVE YEARS        OVERSEEN           HELD BY DIRECTOR
--------------------- ---------------- ---------------- ----------------------------- ---------------- -----------------------------

 Charles M. Royce**    Class I           Term as          President, Chief                   18                   None
        (63)           Director and      Director         Investment Officer and
                       President         expires 2006;    Member of Board of
                                         Director  and    Managers of Royce; and
                                         Officer since    President of The Royce
                                         1986             Funds.


 Mark R. Fetting**    Class II Director  Term as          Executive Vice President           18           Director/Trustee of
        (48)                             Director         of Legg Mason; Member of                        registered investment
                                         expires 2004;    Board of Managers of                            companies constituting the
                                         Director         Royce; and Division                             22 Legg Mason Funds
                                         since 2001       President and Senior
                                                          Officer of Prudential
                                                          Financial Group, Inc. and
                                                          related companies,
                                                          including Fund Boards and
                                                          consulting services to
                                                          subsidiary companies
                                                          (from 1991 to 2000). Mr.
                                                          Fetting's prior business
                                                          experience also includes
                                                          having served as Partner,
                                                          Greenwich Associates, and
                                                          Vice President, T. Rowe
                                                          Price Group, Inc.

----------------------

* Mr. Royce's address is c/o Royce, 1414 Avenue of the Americas, New York, New York 10019. Mr. Fetting's address is c/o Legg Mason, 100 Light Street, Baltimore, Maryland 21202.

** Messrs. Royce and Fetting are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act due to the positions they hold with Royce and for Mr. Fetting, Legg Mason, and their ownership in Legg Mason.

         Non-Interested Directors. Certain biographical and other information concerning the Fund Directors who are not "interested persons," as defined in the 1940 Act, of the Fund, including their designated classes, is set forth below. Each non-interested Director is also a member of the Fund's audit committee.

                                             TERM OF                                     NUMBER OF                  OTHER PUBLIC
                                           OFFICE AND                                   ROYCE FUNDS'                   COMPANY
    NAME, AGE AND        POSITION(S)        LENGTH OF       PRINCIPAL OCCUPATIONS        PORTFOLIOS                 DIRECTORSHIPS
      ADDRESS*          WITH THE FUND      TIME SERVED      DURING PAST FIVE YEARS        OVERSEEN                HELD BY DIRECTOR
--------------------- ---------------- ---------------- ----------------------------- ---------------- -----------------------------
  Donald R. Dwight     Class III          Term as          President of Dwight                18                         None
        (72)           Director           Director         Partners, Inc., corporate
                                          expires 2005;    communications
                                          Director since   consultants; and Chairman
                                          1998             (from 1982 until March
                                                           1998) of Newspapers
                                                           New England, Inc. Mr.
                                                           Dwight's prior
                                                           experience includes
                                                           having served as
                                                           Lieutenant Governor of
                                                           the Commonwealth of
                                                           Massachusetts,
                                                           President and
                                                           Publisher of
                                                           Minneapolis Star and
                                                           Tribune Company and as
                                                           Trustee of the
                                                           registered investment
                                                           companies constituting
                                                           the 94 Eaton Vance
                                                           Funds.

 Richard M. Galkin     Class II           Term as          Private investor.  Mr.             18                         None
        (65)           Director           Director         Galkin's prior business
                                          expires 2004;    of Richard M. Galkin
                                          Director         Associates, Inc.,
                                          since 1986       telecommunications
                                                           consultants, President of
                                                           Manhattan Cable
                                                           Television (a subsidiary
                                                           of Time Inc.), President
                                                           of Haverhills Inc.
                                                           (another Time Inc.
                                                           subsidiary), President of
                                                           Rhode Island Cable
                                                           Television and Senior
                                                           Vice President of
                                                           Satellite Television
                                                           Corp. (a subsidiary of
                                                           Comsat).


 Stephen L. Isaacs     Director           Term as          President of The Center            18                         None
        (63)           elected by         Director         for Health and Social
                       Preferred          expires          Policy (since September
                       Stockholders       annually;        1996); Attorney and
                                          Director since   President of Health
                                          1986             Policy Associates, Inc.,
                                                           consultants. Mr.
                                                           Isaacs' prior
                                                           experience includes
                                                           having served as
                                                           Director of Columbia
                                                           University Development
                                                           Law and Policy Program
                                                           and Professor at
                                                           Columbia University.

  William L. Koke      Class III          Term as          Financial planner with             18                         None
        (68)           Director           Director         Shoreline Financial
                                          expires 2005;    Consultants. Mr. Koke's
                                          Director since   prior business experience
                                          2001             includes having served as
                                                           Director of Financial
                                                           Relations of SONAT, Inc.,
                                                           Treasurer of Ward Foods,
                                                           Inc. and President of
                                                           CFC, Inc.


                                             TERM OF                                     NUMBER OF                  OTHER PUBLIC
                                           OFFICE AND                                   ROYCE FUNDS'                   COMPANY
    NAME, AGE AND        POSITION(S)        LENGTH OF       PRINCIPAL OCCUPATIONS        PORTFOLIOS                 DIRECTORSHIPS
      ADDRESS*          WITH THE FUND      TIME SERVED      DURING PAST FIVE YEARS        OVERSEEN                HELD BY DIRECTOR
--------------------- ---------------- ---------------- ----------------------------- ---------------- -----------------------------

  David L. Meister     Director elected   Term as          Chairman and Chief                 18                         None
        (63)           by Preferred       Director         Executive Officer of The
                       Stockholders       expires          Tennis Channel (since
                                          annually;        June 2000); and Chief
                                          Director since   Executive Officer of
                                          1986             Seniorlife.com (from
                                                           December 1999 to May
                                                           2000). Mr. Meister's
                                                           prior business
                                                           experience includes
                                                           having served as a
                                                           consultant to the
                                                           communications
                                                           industry, President of
                                                           Financial News
                                                           Network, Senior Vice
                                                           President of HBO,
                                                           President of Time-Life
                                                           Films and Head of
                                                           Broadcasting for Major
                                                           League Baseball.

 G. Peter O'Brien      Class I            Term as          Trustee of Colgate                 18         Director/Trustee of the
        (57)           Director           Director         University, President of                      registered investment
                                          expires 2006;    Hill House, Inc. and                          companies constituting the
                                          Director since   Managing Director/Equity                      22 Legg Mason Funds;
                                          2001             Capital Markets Group of                      Director of Renaissance
                                                           Merrill Lynch & Co. (from                     Capital Greenwich Fund.
                                                           1971 to 1999).


---------
* Messrs. Dwight, Galkin, Isaacs, Koke, Meister and O'Brien's address is c/o Royce, 1414 Avenue of the Americas, New York, New York 10019


        OFFICERS


               Certain biographical and other information concerning the other officers of the Fund is set forth below. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer will hold office for the year ending December 31, 2003, and thereafter until his respective successor is duly elected and qualified.


                                                          TERM OF OFFICE
                                     POSITION(S)           AND LENGTH OF           PRINCIPAL OCCUPATIONS DURING
    NAME, AGE AND ADDRESS*          WITH THE FUND           TIME SERVED                   PAST FIVE YEARS
----------------------------- ----------------------- ---------------------- ---------------------------------------
John D. Diederich (52)          Vice President,        Officer since 2001     Member of Board of Managers, Chief
                                Director of                                   Operating Officer (since October
                                Administration and                            2001), Chief Financial Officer (since
                                Treasurer                                     March 2002) and Managing Director of
                                                                              Royce; Vice President, Treasurer and
                                                                              Director of Administration of the
                                                                              other Royce Funds; and President of
                                                                              Royce Fund Services, Inc.

Jack E. Fockler, Jr. (44)       Vice President         Officer since 1995     Managing Director and Vice President
                                                                              of Royce; Vice President of The Royce
                                                                              Funds.

W. Whitney George (45)          Vice President         Officer since 1995     Managing Director and Vice President
                                                                              of Royce; and Vice President of The
                                                                              Royce Funds.

Daniel A. O'Byrne (41)          Vice President and     Officer since 1994     Principal and Vice President of Royce;
                                Assistant Secretary                           and Vice President of The Royce Funds.

                                                          TERM OF OFFICE
                                     POSITION(S)           AND LENGTH OF           PRINCIPAL OCCUPATIONS DURING
    NAME, AGE AND ADDRESS*          WITH THE FUND           TIME SERVED                   PAST FIVE YEARS
----------------------------- ----------------------- ---------------------- ---------------------------------------
John E. Denneen (36)            Secretary and          Officer from 1996 to   General Counsel of Royce (Deputy
                                General Counsel        2001 and since April   General  Counsel prior to 2003);
                                                       2002                   Principal, Chief Legal and Compliance
                                                                              Officer and Secretary of Royce (since
                                                                              March 2002); Secretary of The Royce
                                                                              Funds (1996-2001 and since April 2002);
                                                                              Associate General Counsel, Principal
                                                                              and Chief Compliance Officer of Royce
                                                                              (1996-2001); and Principal of Credit
                                                                              Suisse First Boston Private Equity
                                                                              (2001-2002).

-------------------
* The address of each officer is c/o Royce, 1414 Avenue of the Americas, New York, New York 10019.


OWNERSHIP OF SECURITIES


         Information relating to each Director's share ownership in the Fund and in The Royce Funds as of December 31, 2002 is set forth in the tables below.


                                                    Aggregate Dollar Range of       Aggregate Dollar Range of Equity
            Name                                  Equity Securities in the Fund      Securities in The Royce Funds
            ------------------------------------ -------------------------------- -----------------------------------
Interested Directors
     Charles M. Royce.....................                Over $100,000                      Over $100,000
     Mark R. Fetting......................                     None*                         Over $100,000
Non-Interested Directors
     Donald R. Dwight.....................                 $1-$10,000                        Over $100,000
     Richard M. Galkin....................                 $1-$10,000                        Over $100,000
     Stephen L. Isaacs....................                 $1-$10,000                       $10,001-$50,000**
     William L. Koke......................                 $1-$10,000                        Over $100,000
     David L. Meister.....................                    None                           Over $100,000
     G. Peter O'Brien.....................                 $1-$10,000                        Over $100,000

---------------
* As of the date of this Statement of Additional Information, the aggregate dollar range equity securities in the Fund held by Mr. Fetting was $10,001-$50,000.
** As of the date of this Statement of Additional Information, the aggregate dollar amount of equity securities in The Royce Funds held by Mr. Isaacs was over $100,000.

         Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of September 22, 2003, all Directors and officers of the Fund as a group (13 persons) beneficially owned 1,370,344 shares of the Fund's Common Stock, constituting 14.83% of the outstanding shares, and 2,000 shares of its Preferred Stock, constituting less than .3% of the outstanding shares. As of the date of this Statement of Additional Information, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).


BOARD COMMITTEES AND MEETINGS

         The Board of Directors has an Audit Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, David L. Meister and G. Peter O'Brien. The Audit Committee is responsible for, among other things, the appointment, compensation, and oversight of the work of the Fund's independent accountants including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Fund has adopted an Audit Committee charter. Mr. Galkin serves as Chairman of the Audit Committee. The members of the Audit Committee are "independent" within the meaning of the 1940 Act and the New York Stock Exchange corporate governance standards for audit committees. The Fund's Audit Committee held three meetings during the year ended December 31, 2002. Although the Board of Directors does not have a standing compensation committee or a nominating committee, the non-interested Directors review and nominate candidates to serve as non-interested Directors. The non-interested Directors generally will not consider nominees recommended by stockholders of the Fund.


COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS


         For the year ended December 31, 2002, the following Directors of the Fund received compensation from the Fund and The Royce Funds, as follows:


                                  Aggregate      Pension or Retirement        Estimated          Total Compensation
                                Compensation      Benefits Accrued as      Annual Benefits      from The Royce Funds
           Name                  from Fund       Part of Fund Expenses     upon Retirement       paid to Directors
--------------------------- ------------------ ------------------------- ------------------- -------------------------

Donald R. Dwight,                  $5,250                 None                   None                  $65,250
Director(1)

Richard M. Galkin,                 $5,250                 None                   None                  $65,250
Director(2)

Stephen L. Isaacs,                 $5,250                 None                   None                  $65,250
Director

William L. Koke,                   $5,250                 None                   None                  $65,250
Director

David L. Meister,                  $5,250                 None                   None                  $65,250
Director

G. Peter O'Brien,                  $5,250                 None                   None                  $65,250
Director

-------------

(1) Includes $787.50 from the Fund ($9,563 from the Fund and other Royce Funds) deferred during 2002 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for Trustees/Directors.

(2) Includes $5,250 from the Fund ($63,750 from the Fund and other Royce Funds) deferred during 2002 at the election of Mr. Galkin under The Royce Funds' Deferred Compensation Plan for Trustees/Directors.

DIRECTORS' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT

         The Board of Directors determined at meetings held on June 4 and 5, 2003, to approve the continuance of the current Investment Advisory Agreement relating to the Fund. In making their determination, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue a fund's advisory arrangements as in effect from year to year. In its consideration of the current Investment Advisory Agreement, the

Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Fund by Royce, (b) comparative data with respect to advisory fees paid by other funds with similar investment objectives, (c) the operating expenses and expense ratio of the Fund compared to funds with similar investment objectives, (d) the performance of the Fund as compared to such comparable funds, including risk-adjusted performance information prepared by Morningstar Inc., (e) the relative profitability of the arrangements to Royce,
(f) information about the services to be performed and the personnel performing such services under the current Investment Advisory Agreement, (g) the general reputation and financial resources of Royce and Legg Mason, (h) compensation payable by the Fund to affiliates of Royce for other services and (i) Royce's practices regarding the selection and compensation of brokers that execute portfolio transactions for the Fund and the brokers' provision of brokerage and research services to Royce.


         In particular, the Board of Directors compared the investment advisory fee rate, the annual net expense ratio, and the risk-adjusted investment performance of the Fund to a peer group selected by Morningstar that consisted of 11 other funds with substantially similar investment objectives and policies plus funds in Morningstar's small-cap value category. As set forth in the Prospectus under the heading "Investment Advisory and Other Services - Advisory Fee," Royce is entitled to receive a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the Fund's average net assets (including assets obtained from the sale of Preferred Stock) for each month during the term of the agreement.

         With respect to investment advisory fee rates, the Board of Directors noted that the Fund's fee was lower than the peer group average and less than seven other funds in the peer group. The Board of Directors also considered the fact that Royce volunteered to waive the portion of its investment advisory fee attributable to the liquidation preference of the 7.45% Preferred for any month when the Fund's net asset value average annual total return since the initial issuance of the 7.45% Preferred failed to exceed the dividend rate on those assets to be a positive factor. With respect to annual net expense ratios, even with increased stockholder meeting costs arising from a proxy contest, the Board of Directors observed that the Fund's annual net expense ratio on total net assets (which includes assets attributable to the liquidation preference of the 7.45% Preferred) placed the Fund within the third quartile for funds in the peer group and in the second quartile for funds in Morningstar's small-cap value category. Adjusting for the increased stockholder meeting costs described above, the Fund would have placed in the first quartile for funds in Morningstar's small-cap value category.

         Because the Fund uses a risk-averse approach to investing, the Board of Directors believed that risk-adjusted performance continued to be an appropriate measure of the Fund's investment performance. For the most recent five-year period, the Fund's risk-adjusted investment performance exceeded the averages for the peer group and Morningstar's small-cap value category, placing the Fund within the second quartile for funds in the peer group and Morningstar's small-cap value category.

         After its review of the above-described matters, the Board of Directors approved the continuation of the Investment Advisory Agreement between the Fund and Royce. The Board of Directors was advised by separate legal counsel in connection with its review of the investment advisory arrangements of the Fund.

INFORMATION CONCERNING ROYCE

         On October 1, 2001, Royce became an indirect wholly-owned subsidiary of Legg Mason. On March 31, 2002, Royce's corporate predecessor was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Fund's investment adviser and a direct wholly-owned subsidiary of Legg Mason.

                       CODE OF ETHICS AND RELATED MATTERS

         Royce and the Fund have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce ("Royce-related persons") and interested trustees/directors, officers and employees of the Fund are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by the Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments, shares of registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment or employer-sponsored automatic payroll deduction cash purchase plan, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce's Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

         Royce's clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 25% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce's allocation policies and procedures. See "Brokerage Allocation and Other Practices".

         The Code of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code of Ethics is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

         As of June 30, 2003, Royce-related persons, interested trustees/ directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $48.2 million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $9.9 million.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY FEE

         For the years ended December 31, 2002, 2001 and 2000, Royce received investment advisory fees from the Fund of $715,813, $681,153 and $542,043 (net of $117,259, $132.604 and $200,001 voluntarily waived by Royce), respectively.

OTHER

         The Investment Advisory Agreement provides that the Fund may use "Royce" as part of its name only for as long as the Investment Advisory Agreement remains in effect. The name "Royce" is a property right of Royce, and it may at any time permit others, including other investment entities, to use such name.

         The Investment Advisory Agreement protects and indemnifies Royce against liability to the Fund, its stockholders or others for any action taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under Investment Advisory Agreement or otherwise as an investment adviser to the Fund. However, Royce is not protected or indemnified against liabilities to which it would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

         Royce's services to the Fund are not deemed to be exclusive, and Royce or any of its affiliates may provide similar services to other investment companies and other clients or engage in other activities.

         The Investment Advisory Agreement will remain in effect until June 30, 2004 and may be continued in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the directors who are not parties to the Agreement or interested persons of any such party. The Investment Advisory Agreement will automatically terminate if it is assigned (as defined by the 1940 Act and the rules thereunder) and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party thereto on not less than 60 days' written notice.

SERVICE CONTRACT WITH STATE STREET


         State Street Bank and Trust Company ("State Street"), the custodian of the Fund's assets, provides certain management-related services to the Fund. Such services include keeping books of accounts and rendering such financial and other statements as may be requested by the Fund from time to time generally assisting in the preparation of reports to the Fund's stockholders, to the Commission and others and in the auditing of accounts and in other ministerial matters of like nature, as agreed to between the Fund and State Street. For the fiscal years ended December 31, 2002, 2001 and 2000, the Fund paid $73,880, $73,253 and $75,123 in fees to the Fund's custodian and transfer agent.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Royce is responsible for selecting the brokers who effect the purchases and sales of the Fund's portfolio securities. No broker is selected to effect a securities transaction for the Fund unless such broker is believed by Royce to be capable of obtaining the best price for the security involved in the transaction. Best price and execution is comprised of several factors, including the liquidity of the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained. In addition to considering a broker's execution capability, Royce generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research and performance measurement, and may be written or oral. Brokers that provide both research and execution services are generally paid higher commissions than those paid to brokers who do not provide such research and execution services. Royce determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Royce upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Royce's overall responsibilities with respect to its accounts.

         Royce is authorized, under Section 28(e) of the Securities Exchange Act and under its Investment Advisory Agreement with the Fund, to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

         Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by Royce in servicing all of its accounts, and not all of such services may be used by Royce in connection with the Fund.

         Even though investment decisions for the Fund are made independently from those for the other accounts managed by Royce, securities of the same issuer are frequently purchased, held or sold by more than one Royce account because the same security may be suitable for all of them. When the same security is being purchased or sold for more than one Royce account on the same trading day, Royce may seek to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. Such purchases and sales of the same security are generally effected pursuant to Royce's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, unallocated orders are placed with and executed by broker-dealers during the trading day. The securities purchased or sold in such transactions are then allocated to one or more of Royce's accounts at or shortly following the close of trading, using the average net price obtained. Such allocations are done based on a number of judgmental factors that Royce believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund. In addition, from time to time, certain other Royce accounts managed by Royce portfolio managers other than Charles M. Royce, may establish short positions in securities in which the Fund has a long position.

         The Fund may effect brokerage transactions on a securities exchange with Legg Mason Wood Walker, Incorporated ("Legg Mason Wood Walker") and any other affiliated broker-dealers in accordance with the procedures and requirements set forth in Rule 17e-1 under the 1940 Act. Any such transactions would involve the use of the affiliated broker-dealer for execution purposes only and/or for locating the purchasers or sellers involved in the transaction. The affiliated broker-dealer would not be compensated because of any other research-related service or product provided or to be provided by it and may not be used to effect brokerage transactions in Nasdaq or other over-the-counter securities. Although the Fund will not effect any principal transactions with any affiliated broker-dealers, they may purchase securities that are offered in certain underwritings in which an affiliated broker-dealer is a participant in accordance with the procedures and requirements set forth in Rule 10f-3 under the 1940 Act. Charles M. Royce and/or trusts primarily for the benefit of members of his family may own or acquire substantial amounts of Legg Mason common stock.

         During the year ended December 31, 2002, the Fund did not acquire any securities of any of its regular brokers (as defined in Rule 10b-1 under the 1940 Act) or of any of their parents.


         During each of the three years ended December 31, 2002, 2001 and 2000, the Fund paid brokerage commissions of approximately $263,061, $135,156 and $167,182, respectively. Since October 1, 2001, when Royce became an indirect wholly-owned subsidiary of Legg Mason, the Fund paid no brokerage commissions to Legg Mason Wood Walker or to any other affiliates of Legg Mason.



                      PROXY VOTING POLICIES AND PROCEDURES

         In June 2003, in response to rules adopted by the Commission, Royce adopted written proxy voting policies and procedures (the "Proxy Voting Procedures") for itself, the Fund, and all The Royce Funds and clients accounts for which Royce is responsible for voting proxies. The Board of Directors of the Fund has delegated all proxy voting decisions to Royce. In voting proxies, Royce is guided by general fiduciary principles. Royce's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.


         Royce personnel are responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. Royce divides proxies into "regularly recurring" and "non-regularly recurring" matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Regularly recurring matters are usually voted as recommended by the issuer's board of directors or management. Non-regularly recurring matters are brought to the attention of portfolio manager(s) for the applicable account(s) and, after giving consideration to advisories provided by an independent third party research firm, the portfolio manager(s) directs that such matters be voted in a way that he believes should better protect or enhance the value of the investment. If the portfolio manager determines that information relating to a proxy requires additional analysis, is missing, or is incomplete, the portfolio manager will give the proxy to an analyst or another portfolio manager for review and analysis. Under certain circumstances, Royce may vote against a proposal from the issuer's board of directors or management. Royce's portfolio managers decide these issues on a case-by-case-basis. A Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client's best interest to vote.


         In furtherance of Royce's goal to vote proxies in the best interests of its clients, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce's interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

                                 NET ASSET VALUE

         The net asset value ("NAV") of the Fund's shares of Common Stock is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) every day that the NYSE is open. The Fund makes this information available daily by telephone (800-221-4268) and via its web site (www.roycefunds.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron's publish NAVs for closed-end investment companies weekly.

         The NAV per share of the Fund's Common Stock is calculated by dividing the current value of the Fund's total assets less the sum of all of its liabilities and the aggregate liquidation preferences of its outstanding shares of Preferred Stock, by the total number of outstanding shares of Common Stock. The Fund's investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by the Fund's Board of Directors.

         For the years ended December 31, 2002, 2001 and 2000, the Fund's portfolio turnover rates were 61%, 54% and 69%, respectively.


                                BOOK-ENTRY SYSTEM

         Shares of Cumulative Preferred Stock will initially be held in the name of Cede & Co. ("Cede"), as nominee for The Depository Trust Company ("DTC"). The Fund will treat Cede as the holder of record of the Cumulative Preferred Stock for all purposes. In accordance with the procedures of DTC, however, purchasers of Cumulative Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. The Cumulative Preferred Stock will be held in book-entry only form. Shares of Cumulative Preferred Stock will not be delivered in certificated form to individual purchasers thereof. The laws of some jurisdictions require that certain purchasers of Cumulative Preferred Stock take physical delivery of such securities in certificated form. Such limits and laws may impair the ability to transfer beneficial interests in shares of Cumulative Preferred Stock.

         DTC has provided us with the following information: DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the United States Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing corporation" registered under Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants ("Direct Participants") deposit with DTC. DTC also facilitates the settlement among Direct Participants of securities transactions, such as transfers and pledges, in deposited securities through computerized records for Direct Participants' accounts. This eliminates the need to exchange certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations.

         Other organizations, such as securities brokers and dealers, banks and trust companies that work through a Direct Participant, also use DTC's book-entry system. The rules that apply to DTC and its participants are on file with the Securities and Exchange Commission.

         A number of Direct Participants, together with the New York Stock Exchange, Inc., The American Stock Exchange LLC and the National Association of Securities Dealers, Inc., own DTC.

         DTC's ability to perform properly its services is also dependent upon other parties, including, but not limited to, issuers and their agents, as well as DTC's participants, third party vendors from whom DTC licenses software and hardware, and third party vendors on whom DTC relies for information or the provision of services, including telecommunication and electrical utility service providers, among others.

         The information in this section concerning DTC and DTC's system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.


                              FINANCIAL STATEMENTS


         The audited financial statements for the fiscal year ended December 31, 2002, together with the report of Tait, Weller & Baker thereon, and the unaudited financial for the six months ended June 30, 2003, are included below in this Statement of Additional Information.

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2002
--------------------------------------------------------------------------------
COMMON STOCKS - 77.3%
                                                       SHARES             VALUE
                                                       ------             -----

CONSUMER PRODUCTS - 6.5%
Apparel and Shoes - 1.5%
    Nautica Enterprises (a)                           104,000     $   1,155,440
                                                                  --------------

Home Furnishing/Appliances - 1.1%
    Natuzzi ADR (b)                                    83,800           851,408
                                                                  --------------

Sports and Recreation - 3.0%
   +CALLAWAY GOLF (c)                                 100,000         1,325,000
    Monaco Coach (a)                                   61,350         1,015,342
                                                                  --------------
                                                                      2,340,342
                                                                  --------------
Other Consumer Products - 0.9%
    Oakley (a)                                         69,100           709,657
                                                                  --------------
TOTAL (Cost $4,838,569)                                               5,056,847
                                                                  ==============

CONSUMER SERVICES - 4.6%
Direct Marketing - 1.9%
   +NU SKIN ENTERPRISES CL. A                         127,000         1,520,190
                                                                  --------------

Retail Stores - 2.7%
    Big Lots (a)                                       89,400         1,182,762
    Charming Shoppes (a)                              216,000           902,880
                                                                  --------------
                                                                      2,085,642
                                                                  --------------
TOTAL (Cost $2,918,318)                                               3,605,832
                                                                  ==============

FINANCIAL INTERMEDIARIES - 6.8%
Insurance - 6.2%
    PROASSURANCE (a)                                  124,255         2,609,355
    WHITE MOUNTAINS INSURANCE GROUP (c)                 4,000         1,292,000
    Zenith National Insurance                          39,800           936,096
                                                                  --------------
                                                                      4,837,451
                                                                  --------------
Securities Brokers - 0.6%
    E*TRADE Group (a,c)                               100,000           486,000
                                                                  --------------
TOTAL (Cost $3,274,573)                                               5,323,451
                                                                  ==============

FINANCIAL SERVICES - 2.3%
Insurance Brokers - 1.4%
    Gallagher (Arthur J.) & Company                    36,000         1,057,680
                                                                  --------------

Investment Management - 0.9%
   +U.S. Global Investors Cl. A (a)                   295,605           723,937
                                                                  --------------
TOTAL (Cost $913,723)                                                 1,781,617
                                                                  ==============

HEALTH - 13.2%
Drugs and Biotech - 8.2%
   +Antigenics (a,c)                                   90,000           921,600
   +Emisphere Technologies (a)                        200,000           696,000
   +ENDO PHARMACEUTICALS HOLDINGS (a)                 200,000         1,539,800
   +Gene Logic (a)                                     89,000           559,810
    Lexicon Genetics (a)                              150,000           709,500
   +Perrigo (a)                                        87,300         1,060,695
   +VIVUS (a,c)                                       250,000           932,500
                                                                  --------------
                                                                      6,419,905
                                                                  --------------
Health Services - 0.8%
    Covance (a,c)                                      25,000           614,750
                                                                  --------------

Personal Care - 2.0%
    OCULAR SCIENCES (a)                               100,000         1,552,000
                                                                  --------------

Surgical Products and Devices - 2.2%
    Arrow International                                30,200         1,228,234
   +VISX (a)                                           50,000           479,000
                                                                  --------------
                                                                      1,707,234
                                                                  --------------
TOTAL (Cost $10,273,863)                                             10,293,889
                                                                  ==============

INDUSTRIAL PRODUCTS - 12.5%
Building Systems and Components - 3.0%
    SIMPSON MANUFACTURING (a)                          70,000         2,303,000
                                                                  --------------

Construction Materials - 3.1%
    FLORIDA ROCK INDUSTRIES                            63,350         2,410,467
                                                                  --------------

Machinery - 5.2%
    LINCOLN ELECTRIC HOLDINGS                         101,600         2,352,040
    WOODWARD GOVERNOR                                  40,000         1,740,000
                                                                  --------------
                                                                      4,092,040
                                                                  --------------

Other Industrial Products - 1.2%
    Wescast Industries Cl. A                           37,700           938,730
                                                                  --------------
TOTAL (Cost $6,861,083)                                               9,744,237
                                                                  ==============

INDUSTRIAL SERVICES - 5.9%
Commercial Services - 3.7%
    Carlisle Holdings (a)                             400,000         1,100,000
    CORNELL COMPANIES (a)                             150,000         1,350,000
    On Assignment (a)                                  50,000           426,000
                                                                  --------------
                                                                      2,876,000
                                                                  --------------

Engineering and Construction - 2.2%
   +DYCOM INDUSTRIES (a)                              132,500         1,755,625
                                                                  --------------
TOTAL (Cost $3,810,026)                                               4,631,625
                                                                  ==============

NATURAL RESOURCES - 13.1%
Energy Services - 1.7%
    INPUT/OUTPUT (a)                                  300,000         1,275,000
                                                                  --------------

Oil and Gas - 4.4%
    TOM BROWN (a)                                      68,800         1,726,880
    3TEC ENERGY (a)                                   120,000         1,702,800
                                                                  --------------
                                                                      3,429,680
                                                                  --------------

Precious Metals and Mining - 7.0%
    ANGLOGOLD ADR (b)                                  54,600         1,870,596
   +GLAMIS GOLD (a,c)                                 150,000         1,701,000
   +GOLDCORP                                          150,000         1,908,000
                                                                  --------------
                                                                      5,479,596
                                                                  --------------
TOTAL (Cost $7,540,265)                                              10,184,276
                                                                  ==============

TECHNOLOGY - 12.4%
Aerospace/Defense - 0.4%
    Curtiss-Wright                                      4,800           306,336
                                                                  --------------

Components and Systems - 2.4%
    Dionex (a)                                         20,000           594,200
    Kronos (a)                                         12,750           471,623
   +REMEC (a)                                         200,000           776,000
                                                                  --------------
                                                                      1,841,823
                                                                  --------------

Distribution - 1.4%
    Richardson Electronics (c)                        129,000         1,117,140
                                                                  --------------

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                       SHARES             VALUE
                                                       ------             -----
TECHNOLOGY (CONTINUED)
IT Services - 2.7%
    PEROT SYSTEMS CL. A (a)                           133,600     $   1,432,192
    Syntel (a)                                         30,200           634,502
                                                                  --------------
                                                                      2,066,694
                                                                  --------------

Semiconductors and Equipment - 0.8%
    Exar (a)                                           50,000           620,000
                                                                  --------------

Software - 2.6%
    JDA Software Group (a,c)                           70,000           676,200
   +Lightspan (a)                                     669,500           703,644
   +Transaction Systems Architects Cl. A (a)          100,000           650,000
                                                                  --------------
                                                                      2,029,844
                                                                  --------------

Telecommunication - 2.0%
   +ANAREN (a,c)                                      140,000         1,232,000
   +Somera Communications (a,c)                       130,000           351,000
                                                                  --------------
                                                                      1,583,000
                                                                  --------------
TOTAL (Cost $9,079,144)                                               9,564,837
                                                                  ==============
TOTAL COMMON STOCKS
    (Cost $49,509,564)                                               60,186,611
                                                                  --------------

                                                    PRINCIPAL
                                                      AMOUNT
                                                    ---------
CORPORATE BONDS - 2.9%
+E*TRADE Group 6.00%
    Conv. Sub. Note due 2/1/07                     $3,000,000     $   2,250,000
                                                                  --------------
TOTAL CORPORATE BONDS
    (Cost $2,147,894)                                                 2,250,000
                                                                  ==============
U.S. TREASURY OBLIGATIONS - 7.0%
U.S. Treasury Notes
    7.25%, due 8/15/04                              5,000,000         5,469,335
                                                                  --------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $5,047,341)                                                 5,469,335
                                                                  ==============
REPURCHASE AGREEMENT - 12.8%
State Street Bank & Trust Company,
    0.50% dated 12/31/02, due 1/2/03,
    maturity value $9,943,276
    (collateralized by U.S. Treasury Notes,
    5.00% due 8/15/11, valued at $10,145,560)
    (Cost $9,943,000)                                                 9,943,000
                                                                  ==============

TOTAL INVESTMENTS - 100.0%
    (Cost $66,647,799)                                               77,848,946

CASH AND OTHER ASSETS
    LESS LIABILITIES                                                    107,020

PREFERRED STOCK                                                     (20,000,000)
                                                                  --------------

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS                      $  57,955,966
                                                                  ==============

--------------------------------------------------------------------------------
(a)  Non-income producing.
(b)  American Depository Receipt.
(c) A portion of these securities were on loan at December 31, 2002. Total market value of loaned securities at December 31, 2002 was $1,242,139.
(+)  New additions in 2002.
     BOLD INDICATES THE FUND'S LARGEST 20 EQUITY HOLDINGS IN TERMS OF
     DECEMBER 31, 2002 MARKET VALUE.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $66,972,929. At December 31, 2002, net unrealized appreciation for all securities was $10,876,017, consisting of aggregate gross unrealized appreciation of $14,442,522 and aggregate gross unrealized depreciation of $3,566,505. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS:
Investments at value (identified cost $56,704,799)                  $67,905,946
Repurchase agreement (at cost and value)                              9,943,000
Cash                                                                        333
Collateral from brokers on securities loaned                          1,295,145
Receivable for dividends and interest                                   240,052
Prepaid expenses                                                          2,423
--------------------------------------------------------------------------------
    Total Assets                                                     79,386,899
--------------------------------------------------------------------------------
LIABILITIES:
Payable for collateral on securities loaned                           1,295,145
Payable for investment advisory fee                                      49,620
Preferred dividends accrued but not yet declared                         33,112
Accrued expenses                                                         53,056
--------------------------------------------------------------------------------
    Total Liabilities                                                 1,430,933
--------------------------------------------------------------------------------
PREFERRED STOCK:
7.45% Cumulative Preferred Stock - $0.001 par value,
  $25 liquidation value per share; 800,000 shares outstanding        20,000,000
--------------------------------------------------------------------------------
    Total Preferred Stock                                            20,000,000
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS                        $57,955,966
================================================================================
ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Par value of Common Stock - $0.001 per share;
  9,241,025 shares outstanding (100,000,000 shares authorized)      $     9,241
Additional paid-in capital                                           45,713,027
Accumulated net realized gain on investments                          1,065,663
Net unrealized appreciation on investments                           11,201,147
Preferred dividends accrued but not yet declared                        (33,112)
--------------------------------------------------------------------------------
Net Assets applicable to Common Stockholders
  (net asset value per share - $6.27)                               $57,955,966
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                    Year ended       Year ended
                                                   December 31,     December 31,
                                                       2002             2001
                                                   ------------     ------------
INVESTMENT OPERATIONS:
    Net investment income (loss)                    $  (103,396)    $   431,263
    Net realized gain on investments                  1,317,847       2,603,772
    Net change in unrealized appreciation
      on investments                                 (8,047,125)      4,458,997
--------------------------------------------------------------------------------
       Net increase (decrease) in net assets
         resulting from investment operations        (6,832,674)      7,494,032
--------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
    Net investment income                              (272,620)       (321,840)
    Net realized gain on investments                 (1,217,380)     (1,168,160)
--------------------------------------------------------------------------------
      Total distributions to Preferred Stockholders  (1,490,000)     (1,490,000)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO
  COMMON STOCKHOLDERS RESULTING FROM INVESTMENT
  OPERATIONS                                         (8,322,674)      6,004,032
================================================================================
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
    Net investment income                              (150,865)       (272,127)
    Net realized gain on investments                   (673,654)       (987,720)
--------------------------------------------------------------------------------
      Total distributions to Common Stockholders       (824,519)     (1,259,847)
--------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Reinvestment of distributions to Common
      Stockholders                                      449,516         976,135
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE
  TO COMMON STOCKHOLDERS                             (8,697,677)      5,720,320
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
    Beginning of year                                66,653,643      60,933,323
--------------------------------------------------------------------------------
    End of year (including undistributed net
      investment income of $423,485 in 2001)        $57,955,966     $66,653,643
================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                             YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
    Interest                                                        $   684,730
    Dividends                                                           400,374
--------------------------------------------------------------------------------
Total income                                                          1,085,104
--------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                                            833,072
    Stockholder meeting costs                                           212,505
    Custody and transfer agent fees                                      73,880
    Professional fees                                                    34,460
    Stockholder reports                                                  37,213
    Directors' fees                                                      34,053
    Administrative and office facilities expenses                        21,538
    Other expenses                                                       59,038
--------------------------------------------------------------------------------
Total expenses                                                        1,305,759
Fees waived by investment adviser                                      (117,259)
--------------------------------------------------------------------------------
Net expenses                                                          1,188,500
--------------------------------------------------------------------------------
Net investment income (loss)                                           (103,396)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                      1,317,847
Net change in unrealized appreciation on investments                 (8,047,125)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               (6,729,278)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS      (6,832,674)
================================================================================
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                        (1,490,000)
================================================================================
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
  RESULTING FROM INVESTMENT OPERATIONS                              $(8,322,674)
================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.


                                                                                      Years ended December 31,
                                                                ------------------------------------------------------------------
                                                                        2002       2001        2000         1999        1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $7.28       $6.77      $5.94        $5.63       $6.04
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income (loss)                                         (0.01)       0.05       0.12         0.08        0.12
   Net realized and unrealized gain (loss) on investments               (0.74)       0.79       1.26         0.58       (0.35)
----------------------------------------------------------------------------------------------------------------------------------
      Total investment operations                                       (0.75)       0.84       1.38         0.66       (0.23)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
   Net investment income                                                (0.03)      (0.04)     (0.03)       (0.01)      (0.16)
   Net realized gain on investments                                     (0.13)      (0.13)     (0.14)       (0.17)      (0.02)
----------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Preferred Stockholders                     (0.16)      (0.17)     (0.17)       (0.18)      (0.18)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
   STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS                    (0.91)       0.67       1.21         0.48       (0.41)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
   Net investment income                                                (0.02)      (0.03)     (0.06)       (0.01)          -
   Net realized gain on investments                                     (0.07)      (0.11)     (0.28)       (0.14)          -
----------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Stockholders                        (0.09)      (0.14)     (0.34)       (0.15)          -
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
   Effect of reinvestment of distributions by Common Stockholders       (0.01)      (0.02)     (0.04)       (0.02)          -
----------------------------------------------------------------------------------------------------------------------------------
      Total capital stock transactions                                  (0.01)      (0.02)     (0.04)       (0.02)          -
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $6.27       $7.28      $6.77        $5.94       $5.63
==================================================================================================================================
MARKET VALUE, END OF PERIOD                                             $5.56       $6.65      $5.69        $4.72       $4.88
==================================================================================================================================
TOTAL RETURN (a):
Market Value                                                            (15.1)%      19.7%      27.9%        (0.3)%      (3.7)%
Net Asset Value                                                         (12.5)%      10.0%      20.9%         8.7%       (6.8)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
   COMMON STOCKHOLDERS:
Total expenses (b,c)                                                     1.88%       1.47%      1.44%        1.51%       1.62%
   Management fee expense                                                1.13%       1.11%      1.00%        1.00%       1.14%
   Other operating expenses                                              0.75%       0.36%      0.44%        0.51%       0.48%
Net investment income (loss)                                            (0.16)%      0.70%      1.93%        1.47%       1.95%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period
  (in thousands)                                                      $57,956     $66,654    $60,933      $51,003     $47,457
Liquidation Value of Preferred Stock, End of Period
  (in thousands)                                                      $20,000     $20,000    $20,000      $20,000     $20,000
Portfolio Turnover Rate                                                    61%         54%        69%          60%         90%
PREFERRED STOCK:
Total shares outstanding                                              800,000     800,000    800,000      800,000     800,000
Asset coverage per share                                               $97.44     $108.32    $101.17       $88.75      $84.32
Liquidation preference per share                                       $25.00      $25.00     $25.00       $25.00      $25.00
Average market value per share (d)                                     $25.64      $25.09     $22.23       $24.00      $25.16
==================================================================================================================================

(a) The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase and sale dates instead of market value.

(b) Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.43%, 1.11%, 1.05%, 1.06% and 1.16% for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

(c) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 2.06%, 1.69%, 1.81%, 1.93% and 1.88% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.

(d) The average of month-end market values during the period.

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
       Royce Focus Trust, Inc. (the "Fund") is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates,LLC ("Royce") assumed investment management responsibility for the Fund on November 1, 1996.

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   VALUATION OF INVESTMENTS:
       Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
       Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

   EXPENSES:
       The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund's Directors to defer the receipt of all or a portion of Directors' Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

   TAXES:
       As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

   DISTRIBUTIONS:
       Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

   REPURCHASE AGREEMENTS:
       The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

2. SECURITIES LENDING:
           The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily, typically, and specifically at December 31, 2002, in a registered money market fund, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. CAPITAL STOCK:
       The Fund currently has 800,000 shares of 7.45% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.
       Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.
       The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
       The Fund issued 79,701 and 162,419 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2002 and 2001, respectively.

4. INVESTMENT ADVISORY AGREEMENT:
       The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund's average daily net assets applicable to Common Stockholders plus liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock's dividend rate.
       For the year ended December 31, 2002, the Fund accrued and paid Royce advisory fees totaling $715,813, which is net of $117,259 voluntarily waived by Royce.

5. DISTRIBUTIONS TO STOCKHOLDERS:
     The tax character of distributions paid to stockholders during 2002 and 2001 was as follows:

     ---------------------------------------------------------------------
     Distributions paid from:             2002               2001
                                          ----               ----

       Ordinary income                  $  423,485         $  593,967

       Long-term capital gain            1,891,034          2,155,880
                                        ----------         ----------
                                        $2,314,519         $2,749,847
                                        ==========         ==========
     ---------------------------------------------------------------------

     As of December 31, 2002, the tax basis components of distributable earnings included in stockholders' equity were as follows:

     ----------------------------------------------
     Undistributed long-term gain       $ 1,390,793

     Unrealized appreciation             10,876,017

     Accrued preferred distributions        (33,112)
                                        -----------
                                        $12,233,698
                                        ===========
     ----------------------------------------------

6. PURCHASES AND SALES OF INVESTMENT SECURITIES:
       For the year ended December 31, 2002, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $43,961,561 and $47,800,885, respectively.

7. PREFERRED STOCK PRESENTATION
       To reflect recent accounting guidance from the Securities and Exchange Commission, the Statement of Assets and Liabilities has been modified to present the liquidation value of Preferred Stock below Liabilities and above Net Assets Applicable to Common Stockholders. As revised, Preferred Stock is no longer included as a component of net assets of the Fund. Likewise, the Statement of Operations, the Statement of Changes in Net Assets, and the Financial Highlights have been revised to show distributions to Preferred Stockholders as a component of the net decrease in net assets applicable to Common Stockholders resulting from investment operations. These modifications do not change the amount of net assets applicable to Common Stockholders, the net asset value per share of Common Stock, or the total return per share of Common Stock.

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF ROYCE FOCUS TRUST, INC.
    We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             TAIT, WELLER & BAKER



Philadelphia, PA
January 15, 2003, except for Note 7, as to which the date is September 12, 2003

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS - 75.3%
                                                       SHARES             VALUE
                                                       ------             -----
CONSUMER PRODUCTS - 6.2%
Sports and Recreation - 3.6%
    Callaway Golf                                     100,000    $    1,322,000
   +WINNEBAGO INDUSTRIES (c)                           50,000         1,895,000
                                                                 ---------------
                                                                      3,217,000
                                                                 ---------------
Other Consumer Products - 2.6%
    Oakley (a)                                         75,000           882,750
   +YANKEE CANDLE COMPANY (a)                          60,000         1,393,200
                                                                 ---------------
                                                                      2,275,950
                                                                 ---------------
TOTAL (Cost $4,305,372)                                               5,492,950
                                                                 ===============

CONSUMER SERVICES - 5.2%
Direct Marketing - 2.4%
    NU SKIN ENTERPRISES CL. A                         200,000         2,090,000
                                                                 ---------------
    Retail Stores - 2.8%
    Big Lots (a)                                       89,400         1,344,576
    Charming Shoppes (a,c)                            230,000         1,143,100
                                                                 ---------------
                                                                      2,487,676
                                                                 ---------------
TOTAL (Cost $3,614,159)                                               4,577,676
                                                                 ===============

FINANCIAL INTERMEDIARIES - 9.4%
Insurance - 5.1%
    ProAssurance Corporation (a)                       47,155         1,272,713
    WHITE MOUNTAINS INSURANCE GROUP (c)                 4,000         1,580,000
    ZENITH NATIONAL INSURANCE                          59,000         1,681,500
                                                                 ---------------
                                                                      4,534,213
                                                                 ---------------

Securities Brokers - 1.5%
    E*TRADE GROUP (a)                                 150,000         1,275,000
                                                                 ---------------

Other Financial Intermediaries - 2.8%
   +TSX GROUP                                         120,000         2,434,077
                                                                 ---------------
TOTAL (Cost $4,622,704)                                               8,243,290
                                                                 ===============

FINANCIAL SERVICES - 1.7%
Information and Processing - 1.1%
   +eFunds Corporation (a)                             85,000           980,050
                                                                 ---------------

Investment Management - 0.6%
    U.S. Global Investors Cl. A (a,c)                 295,605           546,869
                                                                 ---------------
TOTAL (Cost $1,566,006)                                               1,526,919
                                                                 ===============

HEALTH - 10.5%
Drugs and Biotech - 8.9%
    Antigenics (a,c)                                   80,000           921,600
   +Durect Corporation (a,c)                          220,000           530,200
    Emisphere Technologies (a)                        200,000           720,000
    ENDO PHARMACEUTICALS HOLDINGS (a)                 100,000         1,692,000
    Lexicon Genetics (a)                              200,000         1,342,000
    Perrigo Company                                    87,300         1,365,372
    VIVUS (a,c)                                       250,000         1,285,000
                                                                 ---------------
                                                                      7,856,172
                                                                 ---------------

Personal Care - 1.6%
    OCULAR SCIENCES (a)                                70,000         1,389,500
                                                                 ---------------
TOTAL (Cost $7,522,624)                                               9,245,672
                                                                 ===============

INDUSTRIAL PRODUCTS - 9.1%
Building Systems and Components - 2.9%
    SIMPSON MANUFACTURING (a)                          70,000         2,562,000
                                                                 ---------------
Construction Materials - 2.7%
    FLORIDA ROCK INDUSTRIES                            58,350         2,408,688
                                                                 ---------------

Machinery - 3.5%
    LINCOLN ELECTRIC HOLDINGS                          99,800         2,036,918
    Woodward Governor                                  24,400         1,049,200
                                                                 ---------------
                                                                      3,086,118
                                                                 ---------------
TOTAL (Cost $4,617,941)                                               8,056,806
                                                                 ===============

INDUSTRIAL SERVICES - 7.2%
Commercial Services - 5.3%
    Carlisle Holdings (a)                             400,000         1,320,000
    Cornell Companies (a)                              75,000         1,135,500
    Covance (a)                                        50,000           905,000
   +West Corporation (a)                               50,000         1,332,500
                                                                 ---------------
                                                                      4,693,000
                                                                 ---------------

Engineering and Construction - 1.9%
    DYCOM INDUSTRIES (a)                              100,000         1,630,000
                                                                 ---------------
TOTAL (Cost $3,871,542)                                               6,323,000
                                                                 ===============

NATURAL RESOURCES - 12.2%
Energy Services - 2.7%
   +Ensign Resource Service Group                      53,000           789,674
    INPUT/OUTPUT (a)                                  300,000         1,614,000
                                                                 ---------------
                                                                      2,403,674
                                                                 ---------------

Oil and Gas - 1.6%
    TOM BROWN (a)                                      50,000         1,389,500
                                                                 ---------------

Precious Metals and Mining - 7.9%
    AngloGold ADR b                                    25,000           797,500
   +APEX SILVER MINES (a)                             100,000         1,475,000
    Glamis Gold (a)                                   125,000         1,433,750
    GOLDCORP                                          180,000         2,160,000
   +Meridian Gold (a)                                  99,800         1,146,702
                                                                 ---------------
                                                                      7,012,952
                                                                 ---------------
TOTAL (Cost $8,749,421)                                              10,806,126
                                                                 ===============

TECHNOLOGY - 13.8%
Components and Systems - 1.6%
    REMEC (a)                                         200,000         1,392,000
                                                                 ---------------

Distribution - 1.2%
    Richardson Electronics                            129,000         1,044,900
                                                                 ---------------

Internet Software and Services - 1.6%
   +Overstock.com (a,c)                               100,000         1,451,000
                                                                 ---------------

IT Services - 3.1%
    PEROT SYSTEMS CL. A (a)                           140,500         1,596,080
    Syntel (a)                                         70,000         1,101,100
                                                                 ---------------
                                                                      2,697,180
                                                                 ---------------

Semiconductors and Equipment - 1.9%
    Exar Corporation (a)                               50,000           791,500
   +ParthusCeva (a,c)                                 109,600           893,240
                                                                 ---------------
                                                                      1,684,740
                                                                 ---------------

Software - 1.6%
    Lightspan (a)                                     750,000           508,500
    Transaction Systems Architects Cl. A (a)          100,000           896,000
                                                                 ---------------
                                                                      1,404,500
                                                                 ---------------

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                       SHARES             VALUE
                                                       ------             -----
TECHNOLOGY (CONTINUED)


Telecommunication - 2.8%
    Anaren (a,c)                                      140,000    $    1,311,800
   +ViaSat (a,c)                                       83,700         1,200,258
                                                                 ---------------
                                                                      2,512,058
                                                                 ---------------


TOTAL (Cost $10,466,402)                                             12,186,378
                                                                 ===============
TOTAL COMMON STOCKS
    (Cost $49,336,171)                                               66,458,817
                                                                 ===============

                                                      PRINCIPAL
                                                       AMOUNT
                                                       ------
CORPORATE BONDS - 3.3%
E*TRADE GROUP 6.00%
    Conv. Sub. Note due 2/1/07                     $3,000,000         2,940,000
                                                                 ---------------


TOTAL CORPORATE BONDS
    (Cost $2,226,761)                                                 2,940,000


GOVERNMENT BONDS - 5.7%
NEW ZEALAND 6.50%, DUE 2/15/06                      8,250,000         5,025,385
                                                                 ---------------

TOTAL GOVERNMENT BONDS
    (Cost $4,910,697)                                                 5,025,385
                                                                 ===============

                                                      PRINCIPAL
                                                       AMOUNT
                                                       ------
U.S. TREASURY OBLIGATIONS - 6.1%
U.S. Treasury Notes
    7.25%, due 8/15/04                              5,000,000        $5,344,725
                                                                 ---------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $5,033,324)                                                 5,344,725
                                                                 ===============

REPURCHASE AGREEMENT - 9.6%
State Street Bank & Trust Company,
    0.30% dated 6/30/03, due 7/1/03,
    maturity value $8,442,070
    (collateralized by U.S. Treasury Bonds,
    6.375% due 8/15/27, valued at $8,613,909)
    (Cost $8,442,000)                                                 8,442,000
                                                                 ===============

TOTAL INVESTMENTS - 100.0%
    (Cost $69,948,953)                                               88,210,927

CASH AND OTHER ASSETS
    LESS LIABILITIES                                                    519,568

PREFERRED STOCK                                                     (20,000,000)
                                                                 ---------------

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS                     $   68,730,495
                                                                 ===============
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) American Depository Receipt.
(c) A portion of these securities were on loan at June 30, 2003. Total market value of loaned securities at June 30, 2003 was $3,305,289.
+   New additions in 2003.
    BOLD INDICATES THE FUND'S LARGEST 20 EQUITY HOLDINGS IN TERMS OF JUNE 30, 2003 MARKET VALUE.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $70,316,034. At June 30, 2003, net unrealized appreciation for all securities was $17,894,893, consisting of aggregate gross unrealized appreciation of $19,366,001 and aggregate gross unrealized depreciation of $1,471,108. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $61,506,953)                  $79,768,927
Repurchase agreement (at cost and value)                              8,442,000
Cash                                                                        517
Collateral from brokers on securities loaned                          3,403,611
Receivable for investments sold                                         284,594
Receivable for dividends and interest                                   370,313
Prepaid expenses                                                         11,545
--------------------------------------------------------------------------------
    Total Assets                                                     92,281,507
--------------------------------------------------------------------------------

LIABILITIES:
Payable for collateral on securities loaned                           3,403,611
Payable for investment advisory fee                                      56,720
Preferred dividends accrued but not yet declared                         33,112
Accrued expenses                                                         57,569
--------------------------------------------------------------------------------
    Total Liabilities                                                 3,551,012
--------------------------------------------------------------------------------

PREFERRED STOCK:
7.45% Cumulative Preferred Stock - $0.001 par value,
  $25 liquidation value per share; 800,000 shares outstanding        20,000,000
--------------------------------------------------------------------------------
    Total Preferred Stock                                            20,000,000
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS                        $68,730,495
--------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Par value of Common Stock - $0.001 per share; 9,241,025
  shares outstanding (100,000,000 shares authorized)                $     9,241
Additional paid-in capital                                           45,713,027
Undistributed net investment income                                     165,852
Accumulated net realized gain on investments                          5,356,492
Net unrealized appreciation on investments                           18,263,995
Quarterly and accrued distributions                                    (778,112)
--------------------------------------------------------------------------------
Net Assets applicable to Common Stockholders
  (net asset value per share - $7.44)                               $68,730,495
================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS               SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
    Interest                                                        $   401,058
    Dividends                                                           197,770
--------------------------------------------------------------------------------
Total income                                                            598,828
--------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                                            392,077
    Custody and transfer agent fees                                      38,899
    Stockholder reports                                                  26,154
    Professional fees                                                    25,830
    Directors' fees                                                      15,771
    Administrative and office facilities expenses                         6,178
    Other expenses                                                       27,244
--------------------------------------------------------------------------------
Total expenses                                                          532,153
Fees waived by investment adviser                                       (99,177)
--------------------------------------------------------------------------------
Net expenses                                                            432,976
--------------------------------------------------------------------------------
Net investment income                                                   165,852
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                      4,290,829
Net change in unrealized appreciation on investments                  7,062,848
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      11,353,677
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS      11,519,529
--------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                (745,000)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
  RESULTING FROM INVESTMENT OPERATIONS                              $10,774,529
================================================================================


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             Six months ended      Year ended
                                              June 30, 2003        December 31,
                                               (unaudited)            2002
                                             ----------------      -----------

INVESTMENT OPERATIONS:
    Net investment income (loss)               $   165,852          $  (103,396)
    Net realized gain on investments             4,290,829            1,317,847
    Net change in unrealized appreciation
      on investments                             7,062,848           (8,047,125)
--------------------------------------------------------------------------------
       Net increase (decrease) in net assets
         resulting from investment operations   11,519,529           (6,832,674)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
    Net investment income                            -                 (272,620)
    Net realized gain on investments                 -               (1,217,380)
    Quarterly distributions*                      (745,000)               -
--------------------------------------------------------------------------------
       Total distributions to
         Preferred Stockholders                   (745,000)          (1,490,000)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  APPLICABLE TO COMMON STOCKHOLDERS RESULTING
  FROM INVESTMENT OPERATIONS                    10,774,529           (8,322,674)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
    Net investment income                            -                 (150,865)
    Net realized gain on investments                 -                 (673,654)
--------------------------------------------------------------------------------
       Total distributions to Common
         Stockholders                                -                 (824,519)
--------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Reinvestment of distributions to
      Common Stockholders                            -                  449,516
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  APPLICABLE TO COMMON STOCKHOLDERS             10,774,529           (8,697,677)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
    Beginning of period                         57,955,966           66,653,643
--------------------------------------------------------------------------------
    End of period (including undistributed
      net investment income of $165,852
      in 2003)                                 $68,730,495          $57,955,966
================================================================================
*To be allocated to net investment income and capital gains at year-end.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.


                                     Six months ended            Years ended December 31,
                                      June 30, 2003     --------------------------------------------
                                       (unaudited)      2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $6.27        $7.28     $6.77     $5.94     $5.63     $6.04
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
    Net investment income (loss)           0.02        (0.01)     0.05      0.12      0.08      0.12
    Net realized and unrealized
     gain (loss) on investments            1.23        (0.74)     0.79      1.26      0.58     (0.35)
----------------------------------------------------------------------------------------------------
       Total investment operations         1.25        (0.75)     0.84      1.38      0.66     (0.23)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
    Net investment income                   -          (0.03)    (0.04)    (0.03)    (0.01)    (0.16)
    Net realized gain on investments        -          (0.13)    (0.13)    (0.14)    (0.17)    (0.02)
    Quarterly distributions*              (0.08)         -         -         -         -         -
----------------------------------------------------------------------------------------------------
       Total distributions to
         Preferred Stockholders           (0.08)       (0.16)    (0.17)    (0.17)    (0.18)    (0.18)
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  APPLICABLE TO COMMON STOCKHOLDERS
  RESULTING FROM INVESTMENT OPERATIONS     1.17        (0.91)     0.67      1.21      0.48     (0.41)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
    Net investment income                   -          (0.02)    (0.03)    (0.06)    (0.01)      -
    Net realized gain on investments        -          (0.07)    (0.11)    (0.28)    (0.14)      -
----------------------------------------------------------------------------------------------------
       Total distributions to
         Common Stockholders                -          (0.09)    (0.14)    (0.34)    (0.15)      -
----------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Effect of reinvestment of
      distributions by
      Common Stockholders                   -          (0.01)    (0.02)    (0.04)    (0.02)      -
----------------------------------------------------------------------------------------------------
       Total capital stock transactions     -          (0.01)    (0.02)    (0.04)    (0.02)      -
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $7.44        $6.27     $7.28     $6.77     $5.94     $5.63
----------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD               $6.77        $5.56     $6.65     $5.69     $4.72     $4.88
----------------------------------------------------------------------------------------------------
TOTAL RETURN (a):
Market Value                               21.8%***    (15.1)%    19.7%     27.9%     (0.3)%    (3.7)%
Net Asset Value                            18.7%***    (12.5)%    10.0%     20.9%      8.7%     (6.8)%
RATIOS BASED ON AVERAGE NET ASSETS
    APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)                       1.48%**      1.88%     1.47%     1.44%     1.51%     1.62%
    Management fee expense                 1.00%**      1.13%     1.11%     1.00%     1.00%     1.14%
    Other operating expenses               0.48%**      0.75%     0.36%     0.44%     0.51%     0.48%
Net investment income (loss)               0.57%**     (0.16)%    0.70%     1.93%     1.47%     1.95%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common
  Stockholders, End of Period
  (in thousands)                        $68,730      $57,956   $66,654   $60,933   $51,003   $47,457
Liquidation Value of Preferred Stock,
  End of Period (in thousands)          $20,000      $20,000   $20,000   $20,000   $20,000   $20,000
Portfolio Turnover Rate                      34%          61%       54%       69%       60%       90%
PREFERRED STOCK:
Total shares outstanding                800,000      800,000   800,000   800,000   800,000   800,000
Asset coverage per share                $110.91       $97.44   $108.32   $101.17    $88.75    $84.32
Liquidation preference per share         $25.00       $25.00    $25.00    $25.00    $25.00    $25.00
Average market value per share (d)       $25.62       $25.64    $25.09    $22.23    $24.00    $25.16
----------------------------------------------------------------------------------------------------

(a) The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase and sale dates instead of market value.
(b) Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.10%, 1.43%, 1.11%, 1.05%, 1.06% and 1.16%
    for the periods ended June 30, 2003 and December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(c) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.82%, 2.06%, 1.69%, 1.81%, 1.93% and 1.88% for the periods ended June 30, 2003 and
    December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(d) The average of month-end market values during the period.

  * To be allocated to net investment income and capital gains at year-end. ** Annualized.
*** Not annualized.

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
       Royce Focus Trust, Inc. (the "Fund") is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC ("Royce") assumed investment management responsibility for the Fund on November 1, 1996. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   VALUATION OF INVESTMENTS:
       Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Securities listed on an exchange or the Nasdaq National Market System (NMS) are valued at their last reported sales price or official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
       Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

   EXPENSES:
       The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund's Directors to defer the receipt of all or a portion of Directors' Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

   TAXES:
       As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

   DISTRIBUTIONS:
       Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

   REPURCHASE AGREEMENTS:
       The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

   SECURITIES LENDING:
       The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily, typically, and specifically at June 30, 2003, in a registered money market fund, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

CAPITAL STOCK:
       The Fund currently has 800,000 shares of 7.45% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.
       Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.
       The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
       The Fund issued 79,701 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 2002.

INVESTMENT ADVISORY AGREEMENT:
       The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund's average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock's dividend rate. For the six months ended June 30, 2003, the Fund accrued and paid Royce advisory fees totaling $292,900, which is net of $99,177 voluntarily waived by Royce.

PURCHASES AND SALES OF INVESTMENT SECURITIES:
       For the six months ended June 30, 2003, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $23,629,502 and $23,175,577, respectively.

PREFERRED STOCK PRESENTATION:
       To reflect recent accounting guidance from the Securities and Exchange Commission, the Statement of Assets and Liabilities has been modified to present the liquidation value of Preferred Stock below Liabilities and above Net Assets Applicable to Common Stockholders. As revised, Preferred Stock is no longer included as a component of net assets of the Fund. Likewise, the Statement of Operations, the Statement of Changes in Net Assets, and the Financial Highlights have been revised to show distributions to Preferred Stockholders as a component of the net increase/decrease in net assets applicable to Common Stockholders resulting from investment operations. These modifications do not change the amount of net assets applicable to Common Stockholders, the net asset value per share of Common Stock, or the total return per share of Common Stock.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1.       a.       The following audited financial statements of Royce Focus
                  Trust, Inc. (the "Fund") are included in Part B hereof:

                  Schedule of Investments, December 31, 2002; Statement of Assets and Liabilities, December 31, 2002; Statement of Operations for the fiscal year ended December 31, 2002; Statement of Changes in Net Assets for the years ended December 31, 2002 and 2001; Notes to Financial Statements at December 31, 2002; Financial Highlights for the five fiscal years ended December 31, 2002; and Report of Independent Accountants.

         b. The following unaudited financial statements of the Fund are included in Part B hereof:

                  Schedule of Investments, June 30, 2003; Statement of Assets and Liabilities, June 30, 2003; Statement of Operations for the six months ended June 30, 2003; Statement of Changes in Net Assets for the six months ended June 30, 2003 and for the year ended December 31, 2002; Notes to Financial Statements at June 30, 2003; Financial Highlights for the six months ended June 30, 2003 and for the five fiscal years ended December 31, 2002.

2.       Exhibits

         (a)(1) Articles of Amendment and Restatement to the Articles of Incorporation dated October 30, 1996. (1)
         (2)      Articles of Correction dated November 5, 1996. (1)
         (3)      Articles of Amendment dated April 28, 1999.*
         (4) Form of Articles Supplementary creating the 7.45% Cumulative Preferred Stock ("7.45% Preferred"). (2)
         (5)      Form of Articles Supplementary dated January 31, 2003. (3)
         (6) Form of Articles Supplementary creating the ___% Cumulative Preferred Stock (the "Cumulative Preferred Stock").*
         (b)      Amended and Restated By-laws. (3)
         (c)      Not applicable.
         (d)(1)   Form of share certificate for Common Stock. (1)
         (2)      Form of share certificate for 7.45% Preferred. (4)
         (3)      Not applicable.
         (e) Amended and Restated Distribution Reinvestment and Cash Purchase Plan. (4)
         (f)      Not applicable.
         (g) Investment Advisory Agreement dated October 1, 2001 between the Fund and Royce & Associates ("R & A"). (5)
         (h)      Form of Underwriting Agreement.*
         (i)      Not applicable.
         (j)(1) Custodian Contract with State Street Bank and Trust Company ("State Street"). (4)
         (2)      Amendment to Custodian Contract dated September 14, 2000.*
         (3)      Amendment to Custodian Contract dated April 16, 2003.*
         (k)(1) Registrar, Transfer Agency and Service Agreement with State Street (Common Stock).(4)
         (2) Registrar, Transfer Agency and Paying Agreement with State Street (7.45% Preferred). (2)
         (3) Form of Amendment to Registrar, Transfer Agency and Paying Agency Agreement (Cumulative Preferred Stock)*
         (l)      Opinion and Consent of Venable LLP.*
         (m)      Not applicable.
         (n)      Consent of Tait, Weller & Baker, independent auditors for the
                  Fund.*
         (o)      Not applicable.

         (p)      Not applicable.
         (q)      Not applicable.
         (r)      Code of Ethics.*

-------
  (1) Incorporated by reference to Amendment No. 8 to the Fund's Registration Statement on Form N-2, filed with the SEC on November 21, 1996 (File No. 811-5397).
  (2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2, filed with the SEC on November 14, 1997 (File No. 333-34325).
  (3) Incorporated by reference to the Fund's Report on Form NSAR-B, filed with the SEC on February 27, 2003.
  (4) Incorporated by reference to the Fund's Registration Statement on Form N-2, filed with the SEC on August 25, 1997 (File No. 333-34325).
  (5) Incorporated by reference to the Fund's Report on Form NSAR-B, filed with the SEC on February 28, 2002.
  * Filed herewith.


ITEM 25. MARKETING ARRANGEMENTS

         Please see Exhibit (h) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

                                                            Estimated
Category                                                    Expenses
---------------------------------------------------------   ------------------
Registration fees.....................................       $  2,023
New York Stock Exchange listing fees..................         20,000
Printing expenses ....................................         13,800
Rating agency fees....................................         10,000
Accounting fees and expenses..........................          7,500
Legal fees and expenses...............................        140,000
Miscellaneous.........................................          3,202
                                                            ------------------
Total.................................................       $196,525
                                                            ==================



ITEM 27. PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

         None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

         The following information is given as of September 22, 2003:



Title of Class                                                        Number of Record Holders
--------------------------------------------------------------------------------------------------
Common Stock, $.001 par value...............................................            1072
7.45% Cumulative Preferred Stock, $.001 par value...........................              12



ITEM 29. INDEMNIFICATION

         Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VI and VII of the Fund's Articles of Incorporation, as amended,
Article V of the Fund's Amended and Restated By-laws, and the Investment Advisory Agreement, each of which provide for indemnification.

         The Investment Advisory Agreement between the Fund and R & A obligates the Fund to indemnify R & A and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by R & A in or by reason of any action, suit, investigation or other proceeding arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by R & A in connection with the performance of any of its duties or obligations under the Agreement or otherwise as an investment adviser of the Fund. R & A is not entitled to indemnification in respect of any liability to the Fund or its security holders to which it would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence.

         Under the Underwriting Agreement relating to the Cumulative Preferred Stock offered hereby, the Registrant agrees to indemnify the Underwriters and each person, if any, who controls the Underwriters within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection the Registration Statement or Prospectus and Statement of Additional Information.

         Insofar as indemnification for liability arising under the 1933 Act, may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent or such claim is to be paid under insurance policies, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Fund, its officers and directors, R & A and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Fund's stockholders and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $15,000,000, with a deductible amount of $250,000.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Reference is made to Schedules D and F to Royce's amended Form ADV (File No. 801-8268), which are incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         Records are located at:

         1.       Royce Focus Trust, Inc.
                  10th Floor
                  1414 Avenue of the Americas
                  New York, New York 10019

(Corporate records and records relating to the function of Royce as investment adviser)

         2. State Street Bank and Trust Company Two Heritage Drive North Quincy, Massachusetts 02171 Attention: Royce Focus Trust, Inc.

(Records relating to its functions as Custodian for the Fund)

         3. Equiserve Trust Company, N.A. PO Box 43011 Providence, RI 02940-3011 Attention: Royce Focus Trust, Inc.

(Records relating to its functions as Registrar and Transfer Agent and Dividend
 Paying Agent for the Fund)

ITEM 32. MANAGEMENT SERVICES

         Not applicable.

ITEM 33. UNDERTAKINGS

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) The Fund undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Fund pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective. The Fund undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

(6) The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 9th day of October, 2003.

                                             ROYCE FOCUS TRUST, INC.
                                             (Registrant)

                                             By: /s/ Charles M. Royce
                                                 --------------------
                                                 Charles M. Royce, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                   TITLE                                       DATE
/s/ Charles M. Royce*                       President (Principal Executive Officer)
-----------------------------------------   and Director
Charles M. Royce


/s/ John D. Diederich*                      Vice President and Treasurer (Principal
-----------------------------------------   Financial and Accounting Officer)
John D. Diederich


Donald R. Dwight*                           Director
-----------------------------------------
Donald R. Dwight


Mark R. Fetting*                            Director
-----------------------------------------
Mark R. Fetting


Richard M. Galkin*                          Director
-----------------------------------------
Richard M. Galkin


Stephen L. Isaacs*                          Director
-----------------------------------------
Stephen L. Isaacs


William L. Koke*                            Director
-----------------------------------------
William L. Koke


David L. Meister*                           Director
-----------------------------------------
David L. Meister


G. Peter O'Brien*                           Director
-----------------------------------------
G. Peter O'Brien


*By: /s/ Charles M. Royce                                                               October 9, 2003
-----------------------------------------
Charles M. Royce
Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit Number        Document
--------------        --------
(a)(3)                Articles of Amendment dated April 28, 1999.

                      Form of Articles Supplementary creating the ___% Cumulative Preferred Stock (the "Cumulative
(a)(6)                Preferred Stock").
(h)                   Form of Underwriting Agreement.

(j)(2)                Amendment to Custodian Contract dated September 14, 2000.
(j)(3)                Amendment to Custodian Contract dated April 16, 2003.
                      Form of Amendment to Registrar, Transfer Agency and Paying Agency Agreement
(k)(3)                (Cumulative Preferred Stock)
(l)                   Opinion and Consent of Venable LLP.
(n) Consent of Tait, Weller & Baker, independent auditors for the Fund.
(r)                   Code of Ethics.